Warburg Pincus Advisor Funds                                   October 31, 1998

Intermediate Maturity Government Fund

New York Intermediate Municipal Fund

Fixed Income Fund

Global Fixed Income Fund


                                     [LOGO]

More complete information about the funds, including charges and expenses, is provided in the Prospectus, which must precede or accompany this document and which should be read carefully before investing. You may obtain additional copies by calling 800-369-2728 or by writing to Warburg Pincus Advisor Funds, P.O. Box 9030, Boston, MA 02205-9030.

                                     [LOGO]

From time to time, the funds' investment adviser and co-administrators may waive some fees and/or reimburse some expenses, without which performance would be lower. Waivers and/or reimbursements are subject to change.

Returns are historical and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. Returns and share price will fluctuate, and redemption value may be more or less than original cost.

International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods.

The views of the funds' management are as of the date of the letters and portfolio holdings described in this document are as of October 31, 1998; these views and portfolio holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

WARBURG PINCUS ADVISOR INTERMEDIATE MATURITY GOVERNMENT FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 1998
--------------------------------------------------------------------------------

                                                               December 11, 1998

Dear Shareholder:

     The objective of Warburg Pincus Intermediate Maturity Government Fund (the "Fund") is a high level of current income consistent with capital preservation. The Fund invests primarily in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Under normal market conditions, the Fund will maintain a weighted average portfolio maturity of between three and 10 years.

     For the 12 months ended October 31, 1998, the Fund had a return of 8.99%, vs. a return of 9.52% for the Lehman Intermediate Government Bond Index*.

     The period was a positive one for domestic bonds, supported by a continued favorable backdrop of low inflation and declining interest rates. Showing particularly good performance were Treasury bonds, prime beneficiaries of a "flight to quality" spurred by financial and economic turmoil abroad. Also contributing to a more-favorable supply/demand environment for Treasuries were projected budget surpluses. As a result of these trends, the yield on the 30-year Treasury fell by nearly a full percentage point during the 12 months, ending the period at 5.15%.

     Against this backdrop, the Fund had a solid return in absolute terms, performing roughly in line with its benchmark. The Fund's return reflected both its duration and its sector exposure. In terms of duration, we maintained a longer-than-neutral stance throughout, since we continued to have a favorable view of inflation and interest rates. This proved beneficial to the Fund's performance, given the bond market's rally.

     With regard to sectors, we kept the bulk of the Fund in Treasuries through the period, since we continued to view them as attractive from a risk/reward perspective. That said, we significantly increased our weighting in government-agency bonds, adding both mortgage-backed and conventional agency bonds. Our decision to allocate more of the Fund's assets to agencies was based on widening yield spreads between these issues and Treasuries. Though our increased weighting in agencies proved premature, since agencies trailed Treasuries in terms of total return, the allocation reflected our ongoing desire to provide attractive levels of risk-adjusted yield.

WARBURG PINCUS ADVISOR INTERMEDIATE MATURITY GOVERNMENT FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 1998 (CONT'D)
--------------------------------------------------------------------------------

     Going forward, our efforts will remain devoted to providing what we deem to be attractive levels of yield while maintaining a high-quality portfolio. In this context, we will continue to make duration and sector adjustments to the Fund based strictly on risk-vs.-reward considerations.

Dale C. Christensen                 M. Anthony E. van Daalen
Co-Portfolio Manager                Co-Portfolio Manager

WARBURG PINCUS ADVISOR INTERMEDIATE MATURITY GOVERNMENT FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 1998 (CONT'D)
--------------------------------------------------------------------------------

                         GROWTH OF $10,000 INVESTED IN
          WARBURG PINCUS ADVISOR INTERMEDIATE MATURITY GOVERNMENT FUND
                     SINCE INCEPTION AS OF OCTOBER 31, 1998

     The graph below illustrates the hypothetical investment of $10,000 in Warburg Pincus Advisor Intermediate Maturity Government Fund (the "Fund") from August 15, 1997 (inception) to October 31, 1998, compared to the Lehman Intermediate Government Bond Index ("LIG")* for the same time period.

                             Fund                      LIG
                           --------                  --------
                           10000.00                  10000.00
Aug-97                      9989.00                   9961.90
Sep-97                     10104.87                  10070.19
Oct-97                     10221.08                  10187.50
Nov-97                     10227.21                  10209.92
Dec-97                     10325.39                  10293.64
Jan-98                     10453.43                  10427.97
Feb-98                     10425.20                  10417.02
Mar-98                     10462.73                  10449.42
Apr-98                     10499.35                  10499.26
May-98                     10579.15                  10571.71
Jun-98                     10647.91                  10642.64
Jul-98                     10663.88                  10683.62
Aug-98                     10869.70                  10885.75
Sep-98                     11139.27                  11139.71
Oct-98                     11120.33                  11158.21


                                 Average Annual
                                 Total Returns
                               for periods ended
                                    10/31/98
                                (Advisor Shares)

                                     1 year
                                      8.99%

                                Since Inception
                                    (8/15/97)
                                      9.16%

                                                                FUND
                                                                ----
1 Year Total Return (9/30/97-9/30/98).......................    10.25%
Average Annual Total Return Since Inception
  (8/15/97-9/30/98).........................................    10.05%

------------------
* The Lehman Intermediate Government Bond Index is an unmanaged index (with no defined investment objective) of intermediate-term government bonds, and is calculated by Lehman Brothers Inc.

WARBURG PINCUS ADVISOR NEW YORK INTERMEDIATE MUNICIPAL FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 1998
--------------------------------------------------------------------------------

                                                               December 11, 1998

Dear Shareholder:

     The objective of Warburg Pincus New York Intermediate Municipal Fund (the "Fund") is to maximize current interest income -- exempt from federal income tax and New York state and New York City personal income taxes -- to the extent consistent with prudent investment and the preservation of capital. A portion of the Fund's income may be subject to state and city taxes or the federal alternative minimum tax. Effective October 22, 1998, Dale C. Christensen is no longer a Co-Portfolio Manager of the Fund. Patrick A. Bittner and Sharon B. Parente continue to serve as Co-Portfolio Managers of the Fund.

MANAGER COMMENTARY

     For the 12 months ended October 31, 1998, the Fund had a return of 5.84%, vs. a return of 6.51% for the Lehman 5-year Municipal Bond Index*.

     The period was a positive one for municipal bonds, supported by a continued favorable inflation and interest-rate backdrop and by improving federal and state fiscal profiles. Municipal bonds also benefited from increased demand, late in the period, from investors seeking refuge from global financial-market volatility. Despite the group's advance, yield spreads between municipal bonds and Treasuries widened significantly during the period, since Treasuries had even stronger performance. As a result, yields on municipal bonds relative to Treasuries were at their most attractive levels in over a decade by the end of the period.

     We made few noteworthy changes in broad strategies during the period. We did, however, extend the Fund's duration, reflecting our increasingly positive view on inflation and interest rates. As a result, the Fund's duration was modestly longer than that of its benchmark at the end of the period.

     In terms of sector exposure, we remained well-diversified by revenue source, holding a mix of general-obligation, education and essential-services bonds. We continued to largely avoid, however, hospital and utility bonds, which we generally deemed expensive relative to these bonds' underlying credit risk.

     With respect to credit quality, we maintained a high-quality portfolio throughout (about 80% of the Fund was rated AA or AAA at the end of the period). We continued to avoid below-investment-grade, or high-yield, debt. Unlike in the taxable market, yield spreads between higher- and lower-quality bonds remained remarkably narrow during the period. We therefore

WARBURG PINCUS ADVISOR NEW YORK INTERMEDIATE MUNICIPAL FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 1998 (CONT'D)
--------------------------------------------------------------------------------
continued to see little incentive to assume more credit risk for the sake of slim additional yield.

     Looking ahead, we remain optimistic regarding the fundamentals of New York's municipal-bond market. Demand for tax-free bonds at both the state and local level has shown no signs of ebbing. Supply, meanwhile, stands to decrease from extraordinarily high issuance over the past year. The dramatic decline in interest rates witnessed during the reporting period, which triggered a rash of new issuance, is unlikely to repeat (though we believe rates could certainly trend lower). Set within this environment, we will continue to devote our efforts to provide what we deem to be attractive levels of after-tax risk-adjusted yields.

Sharon B. Parente                   Patrick A. Bittner
Co-Portfolio Manager                Co-Portfolio Manager

WARBURG PINCUS ADVISOR NEW YORK INTERMEDIATE MUNICIPAL FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 1998 (CONT'D)
--------------------------------------------------------------------------------

              GROWTH OF $10,000 INVESTED IN WARBURG PINCUS ADVISOR NEW YORK INTERMEDIATE MUNICIPAL FUND SINCE INCEPTION
                             AS OF OCTOBER 31, 1998

  The graph below illustrates the hypothetical investment of $10,000 in Advisor Shares of Warburg Pincus Advisor New York Intermediate Municipal Fund (the "Fund") from August 5, 1996 (inception) to October 31, 1998, compared to the Lehman 5-year Municipal Bond Index ("LBMUNI")* for the same time period.

                             Fund                     LBMUNI
                           --------                  --------
                           10000.00                  10000.00
Aug-96                      9947.17                  10008.80
Sep-96                     10026.56                  10091.27
Oct-96                     10087.82                  10179.27
Nov-96                     10189.78                  10311.80
Dec-96                     10183.59                  10292.11
Jan-97                     10220.90                  10327.31
Feb-97                     10288.92                  10402.70
Mar-97                     10220.96                  10289.51
Apr-97                     10251.07                  10333.55
May-97                     10357.24                  10460.66
Jun-97                     10402.95                  10545.91
Jul-97                     10567.59                  10731.31
Aug-97                     10519.73                  10676.36
Sep-97                     10582.64                  10770.96
Oct-97                     10610.91                  10827.07
Nov-97                     10637.43                  10860.64
Dec-97                     10743.81                  10954.04
Jan-98                     10823.31                  11054.16
Feb-98                     10818.98                  11071.18
Mar-98                     10822.23                  11080.48
Apr-98                     10761.62                  11034.39
May-98                     10911.21                  11167.02
Jun-98                     10943.94                  11204.99
Jul-98                     10947.23                  11244.65
Aug-98                     11098.30                  11382.17
Sep-98                     11215.94                  11499.41
Oct-98                     11227.16                  11532.99


                                 Average Annual
                                 Total Returns
                               for periods ended
                                    10/31/98
                                (Advisor Shares)

                                     1 year
                                      5.84%

                                Since Inception
                                    (8/5/96)
                                      5.32%

                                                                FUND
                                                                ----
1 Year Total Return (9/30/97-9/30/98).......................     6.02%
Average Annual Total Return Since Inception
  (8/5/96-9/30/98)..........................................     5.48%

------------------
* The Lehman 5-year Municipal Bond Index is an unmanaged index of municipal bonds that is compiled by Lehman Brothers Inc. and has no defined investment objective. The inception date of this index was 01/01/88.

WARBURG PINCUS ADVISOR FIXED INCOME FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 1998
--------------------------------------------------------------------------------

                                                               December 11, 1998

Dear Shareholder:

     The objective of Warburg Pincus Fixed Income Fund (the "Fund") is high current income consistent with reasonable risk and, secondarily, capital appreciation. The Fund pursues its objective by investing in a diversified portfolio of fixed-income securities, including both corporate and U.S. government issues.

     For the 12 months ended October 31, 1998, the Fund had a return of 6.21%, vs. a return of 9.12% for the Lehman Intermediate Government/Corporate Bond Index*.

     The period was a favorable one for the domestic bond market as a whole, supported by continued benign inflation and declining interest rates. Treasuries saw particularly impressive performance. These issues were the prime beneficiaries of a worldwide "flight to quality" driven by an ever-lengthening list of negative developments (e.g., Russia's currency devaluation in August). In addition, this rising demand for Treasuries met with declining supply, a reflection of the government's improving fiscal profile and reduced borrowing needs. As a result of these forces, the yield on the 30-year Treasury dropped nearly a full percentage point from its 6.16% level at the start of the period.

     The Fund's performance for the 12 months reflected both its sector allocation and its duration. Regarding the latter, we maintained a longer-than-neutral duration throughout, since we continued to have a positive view on inflation and interest rates. This stance helped the Fund's return, given the rally in bonds over the period.

     In terms of sectors, the Fund was hampered by its underweighting in Treasuries over the latter half of the period. We began to scale back our Treasury position in April -- from a roughly 50% weighting -- when we saw increasingly attractive buying opportunities elsewhere, particularly among mortgage-backed bonds. Though this hurt the Fund in terms of total return, it reflected our ongoing effort to provide what we believe are attractive levels of risk-adjusted yield.

     We raised, as noted, our weighting in mortgage-backed bonds, adding both government-agency issues (backed by residential mortgages) and bonds backed by commercial mortgages. Our bias was toward the latter, which often feature "lockout" provisions that prevent early repayments of principal. As

WARBURG PINCUS ADVISOR FIXED INCOME FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 1998 (CONT'D)
--------------------------------------------------------------------------------

such, these bonds tend to outperform agency mortgage-backed bonds during periods of declining interest rates. Our mortgage-backed holdings, mostly high-quality (AAA- and AA-rated) issues, were good performers in absolute terms and continued to generate cash flows in line with our expectations. They lagged Treasuries, however, in large part due to heavy issuance of mortgage-backed bonds during the period.

     Elsewhere, we maintained a significant weighting in corporate bonds. These, too, trailed Treasuries for the 12 months, restrained in part by increased corporate issuance over the period. Corporate bonds were also sold heavily by hedge funds, a number of which faced liquidity difficulties late in the period. These factors caused yield spreads between corporate bonds and Treasuries to widen significantly. We took advantage of the wider yield spreads to selectively add high-quality bonds we deemed to be attractively priced (we are currently seeking opportunities to continue to add such bonds). We largely avoided, it should be noted, high-yield, or below investment-grade, corporate bonds, which we generally viewed as expensive relative to these bonds' underlying credit risk. This proved beneficial to the Fund's return, since high-yield bonds were lackluster performers for the 12 months.

     Going forward, we will continue to make sector and duration adjustments to the Fund based on risk-vs.-reward considerations. Our specific emphasis will remain on high-quality, intermediate-term bonds we deem to have attractive yields and prospects for capital appreciation.

Dale C. Christensen                 M. Anthony E. van Daalen
Co-Portfolio Manager                Co-Portfolio Manager

WARBURG PINCUS ADVISOR FIXED INCOME FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 1998 (CONT'D)
--------------------------------------------------------------------------------

                         GROWTH OF $10,000 INVESTED IN
                    WARBURG PINCUS ADVISOR FIXED INCOME FUND
                     SINCE INCEPTION AS OF OCTOBER 31, 1998

     The graph below illustrates the hypothetical investment of $10,000 in Warburg Pincus Fixed Income Fund (the "Fund") from August 17, 1987 (inception) to October 31, 1998, compared to the Lehman Intermediate Government/Corporation Bond Index ("LIGC")* for the same time period.

                     Fund (Advisor Shares)             LIGC
                     ---------------------           --------
                           10000.00                  10000.00
Jul-96                     10014.10                  10029.70
Aug-96                     10058.16                  10037.62
Sep-96                     10213.65                  10177.45
Oct-96                     10393.07                  10357.28
Nov-96                     10573.20                  10494.00
Dec-96                     10565.20                  10426.84
Jan-97                     10637.86                  10467.40
Feb-97                     10703.23                  10487.39
Mar-97                     10615.19                  10415.13
Apr-97                     10709.02                  10537.51
May-97                     10812.62                  10624.97
Jun-97                     10938.87                  10721.98
Jul-97                     11209.83                  10940.17
Aug-97                     11128.89                  10885.25
Sep-97                     11272.24                  11011.85
Oct-97                     11381.12                  11133.86
Nov-97                     11387.94                  11158.35
Dec-97                     11466.52                  11247.62
Jan-98                     11628.20                  11394.96
Feb-98                     11595.64                  11386.42
Mar-98                     11616.51                  11422.97
Apr-98                     11667.63                  11480.20
May-98                     11763.30                  11564.00
Jun-98                     11844.47                  11638.24
Jul-98                     11839.73                  11679.32
Aug-98                     11971.15                  11862.92
Sep-98                     12161.49                  12160.92
Oct-98                     12086.09                  12149.00


                                 Average Annual
                                 Total Returns
                               for periods ended
                                    10/31/98
                                (Advisor Shares)

                                     1 year
                                      6.21%

                                Since Inception
                                    (7/3/96)
                                      8.47%

                                                                FUND
                                                                ----
1 Year Total Return (9/30/97-9/30/98).......................     7.91%
Average Annual Total Return Since Inception
  (7/3/96-9/30/98)..........................................     9.11%

------------------
* The Lehman Intermediate Government/Corporate Bond Index is an unmanaged index (with no defined investment objective) of intermediate- term government and corporate bonds, and is calculated by Lehman Brothers Inc.

WARBURG PINCUS ADVISOR GLOBAL FIXED INCOME FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 1998
--------------------------------------------------------------------------------

                                                               December 11, 1998

Dear Shareholder:

     The objective of Warburg Pincus Global Fixed Income Fund (the "Fund") is to maximize total return -- consistent with prudent management -- through a combination of interest income, currency gains and capital appreciation. The Fund's holdings primarily include a wide range of fixed-income obligations of government and corporate issuers denominated in various currencies.

     For the 12 months ended October 31, 1998, the Fund had a return of 3.51%, vs. returns of 12.48% for the Salomon Brothers World Government Bond Index* (Currency-Hedged), 9.34% for the Lehman Aggregate Bond Index** and 9.16% for a Composite Benchmark*** composed of: 50% Lehman Aggregate Index, 35% Salomon Brothers World Government Bond Index Excluding the U.S. (Currency-Hedged) and 15% Merrill Lynch High Yield Master II Index.

     In broad terms, the period was positive for developed bond markets and difficult for emerging bond markets. The best performances belonged to Europe, where bonds benefited from continued low inflation and from optimism regarding the coming launch of the European Monetary Union. The U.S. bond market also rallied, reflecting a favorable domestic inflation and interest-rate backdrop. Other developed bond markets enjoying good performances were Japan, Australia and Canada. Most emerging bond markets, by contrast, had significant losses. These were hurt by continued weakness in emerging market economies and by concerns related to Russia's dramatic currency devaluation in August.

     Against this backdrop, the Fund was hampered by its weighting, early in the period, in Eastern European and Central Asian sovereign bonds. Helping the Fund's performance was its broad exposure to North American and European bond markets throughout the 12 months.

     We made several noteworthy changes to the Fund's regional allocation during the period. We substantially added to our position in Europe, adding French and U.K. government bonds we deemed to be attractively priced. Elsewhere in Europe, which accounted for the majority of the Fund's investments at the end of the period, we maintained a sizable weighting in Germany and a modest position in Denmark.

     We also increased our weighting in the U.S. during the period. Our focus here was initially on Treasuries, though we shifted in favor of U.S. corporate and mortgage-backed bonds beginning in July. Yield spreads between these last two groups and Treasuries widened significantly over the latter part of the

WARBURG PINCUS ADVISOR GLOBAL FIXED INCOME FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 1998 (CONT'D)
--------------------------------------------------------------------------------

period. This largely reflected surging demand for Treasuries (sparked by a worldwide "flight to quality") and heavy selling of corporate and mortgage-backed bonds by hedge funds. The resulting wider yield spreads prompted us to add several high-quality corporate and mortgage-backed bonds we believed to represent good value.

     Elsewhere, we reduced our exposure to emerging markets and high-yield debt in general over the course of the period. We eliminated our position in Latin America and substantially lowered our weighting in Asia, given the increasingly fragile financial condition of emerging markets. We did, though, have some exposure to emerging markets at the end of the period, mostly via dollar-denominated South Korean sovereign debt.

     In terms of currency management, we continued to hedge the bulk of the Fund's foreign currency exposure (as of October 31, 1998, 81% of the Fund's assets were dollar-denominated or hedged into U.S. dollars). We did, however, increase our exposure to the mark, reflecting our more-positive view of the German currency. All told, our currency strategies had a positive impact on the Fund's return.

     Looking ahead, we will continue to attempt to identify attractive buying opportunities in global bond markets. Areas we are currently monitoring include commodity-sensitive sovereign debt (e.g., Australian bonds) and high-yield U.S. debt. Our overall emphasis, it should be stressed, will remain on high-quality bonds denominated in (or hedged into) U.S. dollars.

Charles C. Van Vleet                Dale C. Christensen
Co-Portfolio Manager                Co-Portfolio Manager

     International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods.

WARBURG PINCUS ADVISOR GLOBAL FIXED INCOME FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 1998 (CONT'D)
--------------------------------------------------------------------------------

                         GROWTH OF $10,000 INVESTED IN
                WARBURG PINCUS ADVISOR GLOBAL FIXED INCOME FUND
                     SINCE INCEPTION AS OF OCTOBER 31, 1998

     The graph below illustrates the hypothetical investment of $10,000 in Warburg Pincus Advisor Global Fixed Income Fund (the "Fund") from August 12, 1996 (inception) to October 31, 1998, compared to the Salomon Brothers World Government Bond Index (Currency-Hedged) ("Salomon"),* the Lehman Aggregate Bond Index ("Lehman"),** and a Composite Benchmark ("Composite")*** for the same time period.

             Global Fixed
             Income Fund        SBWGBI-U       LB-Aggregate     50% LBABI/35%
             ------------       --------       ------------     -------------
               10000.00         10000.00         10000.00          10000.00
Aug-96         10018.35         10038.90          9983.30          10058.80
Sep-96         10211.01         10079.66         10157.31          10252.83
Oct-96         10340.61         10268.25         10382.29          10438.31
Nov-96         10488.73         10403.58         10560.14          10627.24
Dec-96         10521.64         10319.52         10462.04          10597.59
Jan-97         10559.80         10043.79         10494.05          10670.61
Feb-97         10664.73          9968.66         10520.18          10732.28
Mar-97         10617.03          9893.00         10403.72          10636.98
Apr-97         10665.38          9806.33         10559.47          10772.82
May-97         10742.73         10072.77         10659.25          10874.94
Jun-97         10858.77         10192.94         10785.78          11028.50
Jul-97         10956.77         10113.64         11076.67          11279.62
Aug-97         10917.57         10107.77         10982.30          11237.99
Sep-97         11005.77         10323.07         11144.29          11416.57
Oct-97         10876.06         10537.27         11305.99          11535.87
Nov-97         10835.82         10375.63         11358.00          11606.58
Dec-97         10707.95         10344.40         11472.37          11730.43
Jan-98         10687.61         10444.95         11619.68          11884.45
Feb-98         10791.28         10529.86         11611.08          11924.38
Mar-98         10791.28         10425.62         11651.02          11999.14
Apr-98         10886.24         10592.32         11711.84          12061.30
May-98         10928.70         10617.11         11823.10          12186.86
Jun-98         10917.77         10632.82         11923.25          12264.49
Jul-98         10971.27         10646.97         11948.64          12327.77
Aug-98         11034.90         10936.99         12143.05          12417.89
Sep-98         11279.87         11518.51         12427.44          12668.36
Oct-98         11258.44         11859.69         12361.70          12591.84

                                 Average Annual
                                 Total Returns
                               for periods ended
                                    10/31/98
                                (Advisor Shares)

                                     1 year
                                      3.51%

                                Since Inception
                                    (8/12/96)
                                      5.48%

                                                                FUND
                                                                ----
1 Year Total Return (9/30/97-9/30/98).......................     2.48%
Average Annual Total Return Since Inception
  (11/01/90-9/30/98)........................................     5.79%

------------------
  * The Salomon Brothers World Government Bond Index (Currency-Hedged) is a market capitalization-weighted index designed to track major government debt markets and is currency-hedged into U.S. dollars.

 **  The Lehman Aggregate Bond Index is composed of the Lehman
     Government/Corporate Bond Index and the Lehman Mortgage-Backed Securities Index. The Aggregate Index includes U.S. Treasury and agency issues, corporate bond issues and mortgage-backed securities rated investment-grade or higher by Moody's Investors Service, Standard & Poor's Corporation or Fitch Investors' Service.

*** The Composite Benchmark measures the weighted performance of three component indexes. The weights of the component indexes -- 50% Lehman Aggregate Bond Index, 35% Salomon Brothers World Government Bond Index excluding the U.S. (Currency-Hedged), and 15% Merrill Lynch High Yield Master II Index -- correspond to the investment strategy of the Fund's managers. The Merrill Lynch High Yield Master II Index provides a broad-based measure of the performance of the non-investment-grade U.S. domestic bond market.

WARBURG PINCUS INTERMEDIATE MATURITY GOVERNMENT FUND
STATEMENT OF NET ASSETS
October 31, 1998
--------------------------------------------------------------------------------

                                                    RATINGS+
   PAR                                            (MOODY'S/S&P)     MATURITY     RATE%         VALUE
----------                                        -------------     --------     ------     ------------
AGENCY OBLIGATIONS (11.1%)
$  409,917   AID Israel Government Loan Trusts
              Ctfs Series 1-B                      (Aaa, AAA)       04/01/06      8.500     $    470,892
 7,200,000   Federal Farm Credit Bank, Zero
              Coupon Discount Note                 (Aaa, AAA)       09/13/99      4.797        6,922,825
   571,293   Small Business Administration
              Guaranteed Development
              Participation Certificate
              Series 1992-10B                      (Aaa, AAA)       04/01/02      7.450          585,754
   667,882   Small Business Administration
              Guaranteed Development
              Participation Certificate
              Series 1992-10C                      (Aaa, AAA)       07/01/02      6.600          695,432
                                                                                            ------------

TOTAL AGENCY OBLIGATIONS
 (Cost $8,605,632)                                                                             8,674,903
                                                                                            ------------
MORTGAGE-BACKED SECURITIES (46.6%)
 1,500,000   Fannie Mae G97-1 Class J              (Aaa, AAA)       02/18/04      6.750        1,512,432
 2,913,830   Fannie Mae                            (Aaa, AAA)       12/01/05      6.625        3,077,733
 1,978,564   Fannie Mae                            (Aaa, AAA)       08/01/07      6.750        2,083,057
 1,675,000   Fannie Mae Series MTN                 (Aaa, AAA)       12/10/07      6.560        1,775,253
 2,000,000   Fannie Mae 1997-51, Class KB          (Aaa, AAA)       03/20/08      7.000        2,056,481
 5,000,000   Fannie Mae                            (Aaa, AAA)       05/15/08      6.000        5,301,493
 2,400,000   Fannie Mae REMIC 98-M4                (Aaa, AAA)       12/25/23      6.424        2,450,676
 2,300,000   Federal Home Loan Bank Senior
              Unsubordinated                       (Aaa, AAA)       07/14/00      5.500        2,332,932
 2,250,000   Federal Home Loan Bank                (Aaa, AAA)       03/06/03      5.720        2,320,362
 3,000,000   Federal Home Loan Bank                (Aaa, AAA)       09/02/03      5.575        3,084,692
 2,315,000   Federal Home Loan Bank                (Aaa, AAA)       09/15/03      5.125        2,341,182
 2,000,000   Federal Home Loan Bank Series
              El-04 Class 1                        (Aaa, AAA)       04/23/04      7.130        2,020,717
 2,000,000   Freddie Mac Series 1275 Class VN      (Aaa, AAA)       02/15/05      7.000        2,022,878
 2,000,000   Freddie Mac Series 1490 Class CA      (Aaa, AAA)       04/15/08      6.500        2,041,443
   973,826   GE Capital Mortgage Services,
              Inc. Series 1994-7 Class A10         (Aaa, AAA)       02/25/09      6.000          987,231
 1,000,000   Morgan Stanley Mortgage Trust
              Series 40 Class 8                    (NR, AAA)        07/20/21      7.000        1,012,500
                                                                                            ------------

TOTAL MORTGAGE-BACKED SECURITIES
 (Cost $35,575,772)                                                                           36,421,062
                                                                                            ------------
UNITED STATES TREASURY OBLIGATIONS (39.6%)
U.S. Treasury Bonds/Notes (39.3%)
 2,000,000   U.S. Treasury Bond                    (Aaa, AAA)       11/15/11     14.000        3,211,151
 4,000,000   U.S. Treasury Bond                    (Aaa, AAA)       11/15/12     10.375        5,590,428
 6,300,000   U.S. Treasury Note                    (Aaa, AAA)       02/29/00      5.500        6,394,392
 4,670,000   U.S. Treasury Note                    (Aaa, AAA)       05/15/01      8.000        5,079,577
 4,200,000   U.S. Treasury Note                    (Aaa, AAA)       08/15/02      6.375        4,487,521
 1,700,000   U.S. Treasury Note                    (Aaa, AAA)       02/15/05      7.500        1,975,342

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS INTERMEDIATE MATURITY GOVERNMENT FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

                                                    RATINGS+
   PAR                                            (MOODY'S/S&P)     MATURITY     RATE%         VALUE
----------                                         -----------      --------     ------     ------------
 3,600,000   U.S. Treasury Note                    (Aaa, AAA)       08/15/07      6.125     $  3,976,365
U.S. Treasury Principal Strip Notes (0.3%)
$  295,000   U.S. Treasury Principal Strip         (Aaa, AAA)       05/15/02      5.840#         253,104
                                                                                            ------------

TOTAL UNITED STATES TREASURY OBLIGATIONS
 (Cost $29,773,423)                                                                           30,967,880
                                                                                            ------------
SHORT TERM INVESTMENTS (3.7%)
 2,909,000   Repurchase agreement with State Street Bank
             & Trust Co. dated 10/30/98 at 5.400% to
             be repurchased at $2,910,309 on 11/02/98.
             (Collateralized by a pro rata amount of U.S.
             Treasury Notes ranging in par values from
             $21,390,000-$50,000,000, 3.375%-5.500%,
             02/28/03-04/15/28. Market value of collateral
             is $2,967,196.) (Cost $2,909,000)                                                 2,909,000
                                                                                            ------------

TOTAL INVESTMENTS AT VALUE (101.0%) (Cost $76,863,827*)                                       78,972,845
LIABILITIES IN EXCESS OF OTHER ASSETS (1.0%)                                                    (761,121)
                                                                                            ------------
NET ASSETS (100.0%) (applicable to 7,540,501 Common Shares and 1,102
 Advisor Shares)                                                                            $ 78,211,724
                                                                                            ============
NET ASSET VALUE, offering and redemption price per Common Share ($78,200,283
 divided by 7,540,501)                                                                         $   10.37
                                                                                               =========
NET ASSET VALUE, offering and redemption price per Advisor Share ($11,441
 divided by 1,102)                                                                             $   10.38
                                                                                               =========

                            INVESTMENT ABBREVIATIONS

                                 NR =  Not Rated
                              REMIC =  Real Estate Mortgage Investment Conduit.

--------------------------------------------------------------------------------

+ Credit ratings given by Moody's Investor's Service, Inc. and Standard & Poor's Ratings Group are unaudited.
# Rate shown reflects yield to maturity on date of purchase.
* Cost for federal income tax purposes is $77,059,545.

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS NEW YORK INTERMEDIATE MUNICIPAL FUND
STATEMENT OF NET ASSETS
October 31, 1998
--------------------------------------------------------------------------------

                                                    RATINGS+
   PAR                                            (MOODY'S/S&P)     MATURITY     RATE%        VALUE
----------                                        -------------     --------     -----     ------------
MUNICIPAL BONDS (98.6%)
NEW YORK (88.2%)
$1,000,000   Housing N Y Corp. Revenue Bond        (A1, AA)         11/01/03     6.000     $  1,077,500
 1,750,000   Metropolitan Transportation
              Authority Commuter Facilities
              Revenue Bond Series C-1              (Aaa, AAA)       07/01/05     6.000        1,960,000
 2,000,000   Metropolitan Transportation
              Authority Commuter Facilities
              Revenue Bond Series C-2              (Aaa, AAA)       07/01/05     6.000        2,240,000
 1,000,000   Metropolitan Transportation
              Authority Commuter Facilities
              Revenue Bond Series E                (Aaa, AAA)       07/01/14     5.000        1,008,750
 3,000,000   Municipal Assistance Corp. for
              New York City Revenue Bond
              Series L                             (Aa2, AA)        07/01/04     6.000        3,318,750
 1,500,000   Municipal Assistance Corp. for
              New York City Revenue Bond
              Series M                             (Aa2, AA)        07/01/03     5.250        1,591,875
 1,045,000   Nassau County New York General
              Obligation Bond Series L (FGIC
              Insured)) (Escrowed To Maturity)     (Aaa, AAA)       11/15/01     6.300        1,127,294
 1,350,000   Nassau County New York General
              Obligation Bond General
              Improvements Series R (FGIC
              Insured)                             (Aaa, AAA)       11/01/02     5.125        1,419,187
 1,100,000   Nassau County New York General
              Obligation Bond General
              Improvements Series S                (Aaa, AAA)       03/01/06     5.000        1,163,250
 3,000,000   New York City General Obligation
              Bond Series A                        (A3, A-)         08/01/06     7.000        3,525,000
 1,000,000   New York City General Obligation
              Bond Series C-Subseries C-1
              (Pre-Refunded 08/01/02 @
              $101.50)                             (Aaa, AAA)       08/01/02     6.375        1,106,250
    60,000   New York City General Obligation
              Bond Series L                        (A3, NR)         08/01/02     5.500           63,600
 2,000,000   New York City Municipal Water
              Finance Authority Water & Sewer
              System Revenue Bond Series C
              (Pre-Refunded 06/15/01 @
              $101.50)                             (Aaa, A)         06/15/01     7.750        2,235,000
 1,000,000   New York City Municipal Water
              Finance Authority Water & Sewer
              System Revenue Bond Series A
              (Pre-Refunded 06/15/05 @
              $101.00)                             (Aaa, AAA)       06/15/05     6.000        1,126,250
 1,000,000   New York City Transitional
              Finance Authority Revenue Bond
              Series A (Callable 08/15/07
              @ $101.00)                           (A3, AA)         08/15/15     5.000        1,008,750

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS NEW YORK INTERMEDIATE MUNICIPAL FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

                                                    RATINGS+
   PAR                                            (MOODY'S/S&P)     MATURITY     RATE%        VALUE
----------                                        -------------     --------     -----     ------------
MUNICIPAL BONDS (CONT'D)

NEW YORK (CONT'D)
$1,000,000   New York State Dormitory
              Authority Jewish Medical Center
              Revenue Bond Series L                (Aaa, AAA)       07/01/05     5.000     $  1,058,750
 1,500,000   New York State Dormitory
              Authority Revenue Bond City
              University Series B (AMBAC
              Insured)                             (Aaa, AAA)       07/01/03     6.000        1,644,375
 3,000,000   New York State Dormitory
              Authority Revenue Bond City
              University Series A                  (Baa1, BBB+)     07/01/05     5.700        3,273,750
 2,000,000   New York State Dormitory
              Authority Revenue Bond Education
              Facilities Improvement               (A3, A-)         05/15/07     6.000        2,260,000
 1,000,000   New York State Dormitory
              Authority Revenue Bond Hospital
              Insd Mortgage Series A               (Aaa, AAA)       02/15/08     5.250        1,076,250
 1,000,000   New York State Dormitory
              Authority Revenue Bond New York
              University Series A                  (Aaa, AAA)       07/01/07     5.000        1,070,000
 1,000,000   New York State Dormitory
              Authority Revenue Bond
              Rockefeller University
              (Callable 07/01/08 @ $101)           (Aaa, AAA)       07/01/16     5.000        1,023,750
 1,000,000   New York State Dormitory
              Authority Revenue Bond Sloan
              Kettering Memorial Cancer Center     (Aaa, AAA)       07/01/19     5.750        1,116,250
 2,000,000   New York State Dormitory
              Authority Revenue Bond State
              University Educational
              Facilities Series A                  (A3, A-)         05/15/02     5.400        2,100,000
 2,495,000   New York State Dormitory
              Authority Revenue Bond State
              University Facilities Lease
              Revenue Series A                     (Aaa, AAA)       07/01/06     5.750        2,781,925
 1,000,000   New York State Dormitory
              Authority Revenue Bond Upstate
              Community Colleges Series A
              (Pre-Refunded 07/01/00 @
              $102.00)                             (Baa1, NR)       07/01/00     7.600        1,083,750
   750,000   New York State Dormitory
              Authority Revenue Bond Upstate
              Community Colleges Series A          (Baa1, BBB+)     07/01/01     5.200          777,187
 1,000,000   New York State Dormitory
              Authority Revenue Bond Upstate
              Community Colleges Series A          (Baa1, BBB+)     07/01/02     5.300        1,048,750
 1,000,000   New York State Environmental
              Facility Corp. Revenue Bond
              Series A                             (Aa2, AA-)       06/15/14     5.250        1,036,250
 2,000,000   New York State General Obligation
              Bond Series C                        (A2, A)          10/01/03     6.000        2,195,000
 1,200,000   New York State General Obligation
              Bond Series C                        (A2, A)          10/01/04     6.000        1,329,000

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS NEW YORK INTERMEDIATE MUNICIPAL FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

                                                    RATINGS+
   PAR                                            (MOODY'S/S&P)     MATURITY     RATE%        VALUE
----------                                        -------------     --------     -----     ------------
MUNICIPAL BONDS (CONT'D)

NEW YORK (CONT'D)
$2,500,000   New York State Housing Finance
              Agency Service Contract
              Obligation Revenue Bond Series C
             (Pre-Refunded 09/15/01 @
              $102.00)                             (Aaa, AAA)       09/15/01     7.300     $  2,793,750
 1,000,000   New York State Local Government
              Assistance Corp. Revenue Bond
              Series A (Pre-Refunded 04/01/02
              @ $102.00)                           (Aaa, AAA)       04/01/02     7.125        1,127,500
 3,415,000   New York State Local Government
              Assistance Corp. Revenue Bond
              Series A (FGIC Insured)              (Aaa, AAA)       04/01/04     5.000        3,594,288
 1,000,000   New York State Local Government
              Assistance Corp. Revenue Bond
              Series A                             (Aaa, AAA)       04/01/05     5.000        1,058,750
 1,000,000   New York State Local Government
              Assistance Corp. Revenue Bond
              Series A                             (A3, A+)         04/01/05     5.400        1,075,000
   600,000   New York State Local Government
              Assistance Corp. Revenue Bond
              Series A                             (A3, A+)         04/01/06     6.000          672,000
 1,000,000   New York State Local Government
              Assistance Corp. Revenue Bond
              Series A                             (A3, A+)         04/01/07     6.000        1,130,000
 1,730,000   New York State Local Government
              Assistance Corp. Revenue Bond
              Series B (Pre-Refunded 04/01/01
              @ $102.00)                           (Aaa, AAA)       04/01/01     7.500        1,918,137
 3,000,000   New York State Local Government
              Assistance Corp. Revenue Bond
              Series B                             (Aaa, AAA)       04/01/21     5.000        2,966,250
 1,000,000   New York State Power Authority
              Revenue Bond Series C                (A3, A+)         02/15/04     5.000        1,050,000
 2,000,000   New York State Thruway Authority
              General Revenue Bond Series D        (Aa3, AA-)       01/01/01     4.700        2,047,500
 2,000,000   New York State Thruway Authority
              General Revenue Bond Series E        (Aa3, AA-)       01/01/15     5.250        2,070,000
 1,000,000   New York State Thruway Authority
              Service Contract Revenue Bond
              (Pre-Refunded 01/01/01 @
              $102.00)                             (Baa1, BBB+)     01/01/01     7.250        1,095,000
   850,000   New York State Thruway Authority
              Service Contract Revenue Bond
              Local Highway & Bridges Series A     (Baa1, BBB+)     04/01/01     5.500          880,813
 3,000,000   New York State Thruway Authority
              Service Contract Revenue Bond
              Local Highway & Bridges Series A     (Aaa, AAA)       01/01/04     6.000        3,307,500
 1,000,000   New York State Thruway Authority
              Service Contract Revenue Bond
              Local Highway & Bridges Series A
              Class 2 (MBIA Insured)               (Aaa, AAA)       04/01/07     5.250        1,085,000

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS NEW YORK INTERMEDIATE MUNICIPAL FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

                                                    RATINGS+
   PAR                                            (MOODY'S/S&P)     MATURITY     RATE%        VALUE
----------                                        -------------     --------     -----     ------------
MUNICIPAL BONDS (CONT'D)

NEW YORK (CONT'D)
$1,000,000   New York State Thruway Authority
              Service Contract Revenue Bond
              Local Highway & Bridges Series A
              Class 2                              (Aaa, AAA)       04/01/15     5.250     $  1,036,250
 1,500,000   New York State Urban Development
              Corp. Revenue Bond Correctional
              Capital Facilities Series 1
              (Pre-Refunded 01/01/00 @
              $102.00)                             (Aaa, Aaa)       01/01/00     7.500        1,599,375
 1,000,000   New York State Urban Development
              Corp. Revenue Bond Correctional
              Capital A (AMBAC Insured)            (Aaa, AAA)       01/01/06     5.400        1,087,500
 1,190,000   New York State Urban Development
              Corp. Revenue Bond (MBIA
              Insured)                             (Aaa, AAA)       04/01/06     6.500        1,368,500
 1,770,000   Onondaga County New York General
              Obligation Bond                      (Aa2, AA)        05/01/17     5.125        1,805,400
 3,000,000   Port Authority of New York & New
              Jersey Revenue Bond Consolidated
              72nd Series (Pre-Refunded
              10/01/02 @ $101.00)                  (A1, AA-)        10/01/02     7.350        3,416,250
 1,000,000   Port Authority of New York & New
              Jersey General Obligation Bond       (A1, AA-)        10/01/05     4.250        1,015,000
 1,000,000   Suffolk County New York Revenue
              Bond                                 (Aaa, AAA)       06/01/07     5.100        1,076,250
 1,000,000   Triborough Bridge & Tunnel
              Authority General Purpose
              Revenue Bond Series A                (Aa3, A+)        01/01/07     5.500        1,092,500
 2,000,000   Triborough Bridge & Tunnel
              Authority New York Revenue
              Bond Series T (Pre-Refunded
              01/01/01 @ $102.00)                  (Aaa, A+)        01/01/01     7.000        2,180,000
 1,790,000   Triborough Bridge & Tunnel
              Authority New York Revenue Bond
              Series A (MBIA Insured)
              (Callable 01/01/09 @ $101.00)        (Aaa, AAA)       01/01/12     5.125        1,875,025
                                                                                           ------------
TOTAL NEW YORK (Cost $91,288,455)                                                            94,269,981
                                                                                           ------------
PUERTO RICO (10.4%)
   100,000   Puerto Rico Commonwealth Aqueduct
              & Sewer Authority Revenue Bond
              (Escrowed To Maturity)               (Aaa, AAA)       07/01/99     7.875          101,530
 1,000,000   Puerto Rico Commonwealth Aqueduct
              & Sewer Authority Revenue Bond
              (MBIA Insured)                       (Aaa, AAA)       07/01/07     6.000        1,148,750
 1,000,000   Puerto Rico Commonwealth General
              Obligation Bond                      (Baa1, A)        07/01/00     5.500        1,030,000
 3,000,000   Puerto Rico Commonwealth General
              Obligation Bond (MBIA Insured)       (Aaa, AAA)       07/01/01     5.500        3,150,000

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS NEW YORK INTERMEDIATE MUNICIPAL FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

                                                    RATINGS+
   PAR                                            (MOODY'S/S&P)     MATURITY     RATE%        VALUE
----------                                        -------------     --------     -----     ------------
MUNICIPAL BONDS (CONT'D)

PUERTO RICO (CONT'D)
$2,000,000   Puerto Rico Commonwealth
              Infrastructure Finance Authority
              Revenue Bond Series 1997 Class A     (Aaa, BAA1)      07/01/11     5.000     $  2,102,500
 2,000,000   Puerto Rico Electric Power
              Authority Power Revenue Bond
              Series EE (Callable 07/01/08
              @ $101.50)                           (Aaa, AAA)       07/01/16     5.250        2,097,500
 1,000,000   Puerto Rico Electric Power
              Authority Series G (Callable
              01/01/99 @ $101.50)                  (Baa1, BBB+)     07/01/17     4.750          978,750
   500,000   Puerto Rico Electric Power
              Authority Series N (Callable
              07/01/99 @ $101.50)                  (Baa1, BBB+)     07/01/00     6.800          517,475
                                                                                           ------------
TOTAL PUERTO RICO (Cost $10,751,768)                                                         11,126,505

                                                                                           ------------

TOTAL MUNICIPAL BONDS (Cost $102,040,223)                                                  $105,396,486
                                                                                           ============

  SHARES
----------
MONEY MARKET FUNDS (1.4%)
 1,529,743   Federated Investments New York Municipal Cash Trust                           $  1,529,743
     5,142   Nuveen Tax Exempt Money Fund                                                         5,142
                                                                                           ------------
TOTAL MONEY MARKET FUNDS (Cost $1,534,885)                                                    1,534,885
                                                                                           ------------
TOTAL INVESTMENTS AT VALUE (100.0%) (Cost $103,575,108*)                                    106,931,371
LIABILITIES IN EXCESS OF OTHER ASSETS (0.0%)                                                     (8,974)
                                                                                           ------------
NET ASSETS (100.0%) (applicable to 10,140,617 Common Shares and 15.665
 Advisor Shares)                                                                           $106,922,397
                                                                                           ============
NET ASSET VALUE, offering and redemption price per Common Share ($106,922,232
 divided by 10,140,617)                                                                       $   10.54
                                                                                              =========
NET ASSET VALUE, offering and redemption price per Advisor Share ($164.91
 divided by 15.665)                                                                           $   10.53
                                                                                              =========

                            INVESTMENT ABBREVIATIONS

                              AMBAC =  American Municipal Bond Assurance Corporation
                               FGIC =  Financial Guaranty Insurance Company
                                FSA =  Financial Security Assurance Inc.
                               MBIA =  Municipal Bonds Investors Assurance, Inc.

--------------------------------------------------------------------------------

+ Credit ratings given by Moody's Investors Service, Inc. and Standard & Poor's Ratings Group are unaudited.

* Also cost for federal income tax purposes.

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS FIXED INCOME FUND
STATEMENT OF NET ASSETS
October 31, 1998
--------------------------------------------------------------------------------

                                                       RATINGS+
   PAR                                               (MOODY'S/S&P)   MATURITY   RATE%       VALUE
   ---                                               -------------   --------   ------      -----
CORPORATE BONDS (27.1%)
$2,000,000   ABN-AMRO Bank NV New York Branch
              Subordinate Deposit Notes
              (Callable 08/01/04 @ $100.00)           (Aa2, AA-)     08/01/09    8.250   $  2,217,500
 4,140,000   Aetna Services, Inc.                     (A3, A)        08/15/06    7.125      4,424,625
 7,400,000   Associates Corp.                         (Aa3, AA-)     11/01/08    6.250      7,474,000
   500,000   Belco Oil & Gas Corp. (Callable
              09/15/02 @ $104.44)                     (B1, B)        09/15/07    8.875        430,000
 2,980,000   CBS Corp. (Callable @ Make
               Whole + 25BP)                          (Ba1, BB+)     05/20/05    7.150      3,095,475
   526,300   CBS Radio, Inc. (Callable 01/15/02
               @ $105.68)                             (NA, NA)       01/15/09   11.375        607,876
 2,270,000   Conagra, Inc. Senior Notes
              (Putable 08/01/00)                      (Baa1, BBB+)   08/01/27    6.700      2,346,612
 5,000,000   Countrywide Home Loan, Inc.
              Medium Term Notes                       (A3, A)        10/08/02    6.380      5,043,750
 4,015,000   Deutsche Bank Financial Notes            (Aa2, AA+)     04/25/09    7.500      4,311,106
 4,890,000   First Industrial LP (Putable
              05/15/02 @ $100.00)                     (Baa2, BBB)    05/15/27    7.150      5,189,512
 9,155,000   First Union Corp. Subordinate
              Debentures (Putable 10/15/05
              @ $100.00)                              (A2, A-)       10/15/35    6.550      9,452,537
 3,200,000   Glenborough Realty Trust                 (Ba1, NR)      03/15/05    7.625      3,252,000
 1,000,000   Globalstar Capital Corp.
              Senior Notes (Callable 02/15/02
              @ $105.69)                              (CAA1, B)      02/15/04   11.375        667,500
 5,355,000   Ingersoll-Rand Co. Medium Term Note      (A3, A-)       11/19/27    6.230      5,662,913
 1,000,000   Kingdom of Thailand Yankee Notes         (Ba1, BBB-)    08/15/01    7.840        977,500
 1,500,000   Leucadia Capital Trust I
              (Callable 01/15/07 @ $104.28)           (Ba1, BBB)     01/15/27    8.650      1,548,750
 8,000,000   LKB Baden Wuerttemberg Subordinate
              Note                                    (Aaa, AAA)     02/01/23    7.625      9,130,000
 3,000,000   Lowe's Companies (Putable 5/15/07
              @ $100.00)                              (A2, A)        05/15/37    7.110      3,330,000
 2,985,000   National Semiconductor (Convertible,
              Sub Deb) (Callable 10/03/98 @
              $103.71)                                (Ba2, BB)      10/01/02    6.500      2,421,581
 4,940,000   Nationwide Health Properties
              (Putable 07/01/03 @ $100.00)            (Baa2, BBB)    07/07/38    6.590      5,131,425
 3,315,000   Niagara Mohawk Power Corp. Series D
              (Callable 04/01/99 to 12/31/00 @ Make
              Whole + 50BP)                           (Ba3, BB-)     10/01/02    7.250      3,385,444
 4,760,000   Phillip Morris Cos., Inc.
              (Putable 06/01/01 @ $100.00)            (A2, A)        06/01/06    6.950      4,998,000
 2,750,000   Philips Electronics NV Notes
              (Putable 06/01/06 @ $100.00)            (A3, BBB+)     06/01/26    7.200      2,894,375
 2,000,000   Potomac Electric Power Co.
              (Callable 05/15/02 @ $103.21)           (A1, A)        05/15/27    8.500      2,180,000
 3,400,000   Riggs Capital Trust II Preferred
              Securities Series C (Callable
              03/15/07 @ $104.44)                     (Baa3, BB-)    03/15/27    8.875      3,684,750
 1,560,000   Rose Hills Acquisition Senior
              Subordinate Notes (Callable 11/15/00
              @ $100.00)++                            (B2, B)        11/15/04    9.500      1,372,800

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS FIXED INCOME FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

                                                        RATINGS+
   PAR                                                (MOODY'S/S&P)   MATURITY   RATE%       VALUE
   ---                                                -------------   --------   ------      -----
$4,750,000   Southtrust Bank Birmingham                (A1, A)        02/06/06    5.580   $  4,821,250
 1,000,000   State Street Boston Corp. Debentures
              (Putable 06/15/06 @ $100.00)             (A1, AA-)      06/15/26    7.350      1,071,250
 5,000,000   Terra Nova Insurance (UK) Holdings
              (Callable @ Make Whole + 20BP)           (Baa1, BBB)    05/15/08    7.000      5,231,250
 1,000,000   TIG Capital Trust I Debentures
              (Callable 1/15/07 @ $100.00)             (Baa2, BBB)    01/15/27    8.597      1,127,500
 3,200,000   Times Mirror Co. Notes (Putable
              9/15/04 @ $100.00)                       (A2, A+)       09/15/27    6.610      3,452,000
 2,090,000   Unova, Inc.                               (Baa2, BBB-)   03/15/05    6.875      2,199,725
 2,500,000   Viacom, Inc. (Callable 7/07/99 @
              $103.00)                                 (Ba2, BB+)     07/07/06    8.000      2,587,500
                                                                                          ------------
             TOTAL CORPORATE BONDS
              (Cost $113,238,193)                                                          115,720,506
                                                                                          ------------
MORTGAGE-BACKED SECURITIES (44.2%)
11,000,000   Amresco Commercial Mortgage Funding I
              Series 1997-C1, Class B                  (NR, AA)       06/17/29    7.240     11,620,675
 2,350,000   Asset Securitization Corp. (Nomura
              Asset Securities Corp.) Series
              1996-D2, Class A2++                      (NR, AA)       02/14/29    7.327+     2,474,609
   250,424   Bankers Trust Co. Pass-Through CTFS
              Series 1988-1, Class 1D                  (NR, AAA)      04/01/18    8.625        256,007
 5,000,000   Credit Suisse First Boston Series
              1998-FL                                  (A2, NA)       12/01/00    5.840      4,962,500
   326,993   Donaldson, Lufkin, & Jenrette, Inc.
              Acceptance Trust Series 1989-1, Class F  (Aaa, AAA)     08/01/19   11.000        376,339
 4,920,000   Fannie Mae, Series 1997-51, Class KB
              Guaranteed REMIC TR                      (Aaa, AAA)     03/20/08    7.000      5,058,943
11,000,000   Fannie Mae, Series 1997-79, Class KB      (Aaa, AAA)     07/18/26    6.000     10,703,427
 4,700,000   Fannie Mae, Series 1998-M4, Class B       (NR, NR)       12/25/23    6.424      4,799,241
10,400,000   Fannie Mae, Medium Term Note Series B     (Aaa, NR)      12/10/07    6.560     11,022,466
18,185,000   Federal Home Loan Bank                    (Aaa, NR)      07/14/00    5.500     18,445,376
18,185,000   Federal Home Loan Bank                    (Aaa, NR)      09/15/03    5.125     12,499,787
 3,040,000   Federal Home Loan Bank Zero Coupon        (Aaa, NR)      11/30/99    5.867#     2,884,855
   101,742   Federal Home Loan Mortgage Corp.
              PC Pool #220014                          (Aaa, AAA)     10/01/01    8.750        104,433
 5,000,000   First Chicago/Lennar Trust, Series
              1997-CHl1, Class B                       (NR, NR)       04/29/06    8.035+     5,303,125
   557,456   First Street NB Commercial Mortgage
              Pass-Through CTFS Series FSI, Class B    (NR, NR)       10/20/23    7.607        555,889
15,000,000   First USA Credit Card Master Trust
              Series 1998-4, Class A                   (Aaa, AAA)     03/18/08    5.528     14,747,025
 1,500,000   General Motors Acceptance Corp.
              Series 96C-2B                            (NR, A)        10/15/11    7.530      1,597,643
 1,000,000   General Motors Acceptance Corp.
              Series 98-C1, Class E                    (Baa2, NR)     06/03/09    7.153        983,125
 4,875,475   General Motors Acceptance Corp.
              Series 1996-C2, Class A                  (NR, AA)       10/15/11    7.350      5,093,348
 9,000,000   LB Commercial Conduit Mortgage Trust
              Series 1996-C2, Class C                  (A2, NR)       10/25/26    7.738      9,493,245
10,740,000   MBNA Master Credit Card Trust Series
              1996-K, Class A                          (Aaa, AAA)     03/15/06    5.540     10,722,816

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS FIXED INCOME FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

                                                       RATINGS+
   PAR                                               (MOODY'S/S&P)   MATURITY   RATE%       VALUE
   ---                                               -------------   --------   ------      -----
$5,000,000   Morgan Stanley Mortgage Trust
              Series 40, Class 8                      (NR, AAA)      07/20/21    7.000   $  5,062,502
 4,970,000   Mortgage Capital Funding, Inc.
              Series 1998-MC1, Class E                (NR, BBB+)     01/19/08    7.060      4,980,114
10,000,000   Nomura Asset Securities Corp.
              Series 1998-D6, Class A3                (A2, NR)       03/16/13    7.224     10,248,950
 4,000,000   Nomura Asset Securities Corp.
              Series 1993-1, Class B1                 (NR, A)        12/15/01    6.680      4,096,500
   882,091   Nomura Asset Securities Corp.
              Series 1994-4B, Class 4A                (Aaa, AAA)     09/25/24    8.300        902,210
10,280,246   Nomura Depository Trust                  (Aaa, AAA)     01/15/03    5.936+    10,103,554
 4,577,968   Residential Funding Mortgage
              Securities I Series 96-S2, Class A1     (NR, AAA)      01/25/11    6.750      4,580,682
 4,000,000   Resolution Trust Corp. 1994-C1, Class B  (NR, AA)       06/25/26    8.000      4,180,820
   919,182   Resolution Trust Corp. Pass-Through
              CTFS Series-95 C1, Class A-2C           (Aaa, NR)      02/25/27    6.900        960,853
 2,500,000   Shurgard Pass-Through CTFS Trust
              (Nomura Asset Securities Corp.)
              Series 1, Class 1                       (NR, NR)       06/15/04    8.240      2,638,672
 6,790,000   Standard Credit Card Master Trust
              Series 1995-9, Class A                  (Aaa, AAA)     10/07/07    6.550      7,141,953
                                                                                         ------------
             TOTAL MORTGAGE-BACKED SECURITIES
              (Cost $186,898,874)                                                         188,601,684
                                                                                         ------------
UNITED STATES TREASURY OBLIGATIONS (23.9%)
U.S. Treasury Notes (21.1%)
47,100,000   U.S. Treasury Note                       (Aaa, AAA)     02/29/00    5.500     47,805,690
13,650,000   U.S. Treasury Note                       (Aaa, AAA)     05/15/01    8.000     14,847,157
 8,315,000   U.S. Treasury Note                       (Aaa, AAA)     08/15/02    6.375      8,884,223
 3,765,000   U.S. Treasury Note                       (Aaa, AAA)     02/15/05    7.500      4,374,802
12,910,000   U.S. Treasury Note                       (Aaa, AAA)     08/15/07    6.125     14,259,685
                                                                                         ------------
                                                                                           90,171,557
                                                                                         ------------
U.S. Treasury Principal Strip Notes (2.8%)
10,900,000   U.S. Treasury Principal Strip            (Aaa, AAA)     08/15/99    5.534#    10,528,072
 1,320,000   U.S. Treasury Principal Strip            (Aaa, AAA)     05/15/02    5,745#     1,132,532
                                                                                         ------------
                                                                                           11,660,604
                                                                                         ------------
             TOTAL UNITED STATES TREASURY
              OBLIGATIONS (Cost $99,644,262)                                              101,832,161
                                                                                         ------------
AGENCY OBLIGATIONS (0.4%)
 1,347,122   Small Business Administration
              Guaranteed-Development Participation
              Certificate Debenture Series 1992-20D
              (Callable 04/01/12 @ $100.00) (Cost
              $1,347,122)                             (NR, NR)       04/01/12    8.200      1,566,029
                                                                                         ------------

PREFERRED STOCK (2.7%)

  NUMBER
OF SHARES
---------
Banks & Savings & Loans (1.4%)
    36,800   Banco Totta & Acores Financial Corp.
              Series A (Callable 10/11/06 @ $25.00)                              8.875        963,700
    49,900   Natexis Bank Series A
              (Callable 03/31/99 @ $100.00)                                      8.440      4,940,100
                                                                                         ------------
                                                                                            5,903,800
                                                                                         ------------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS FIXED INCOME FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

  NUMBER
OF SHARES                                                                       RATE%       VALUE
---------                                                                       ------      -----
Real Estate (1.3%)
    72,000   Equity Residential Properties Series D
              REIT                                                               8.600   $  1,800,000
   30,000   Glenborough Realty Trust                                             7.750        575,625
    58,200   Loewen Group Capital Series A REIT                                  9.450        508,300
    76,650   Prime Retail, Inc. Series B
              (Convertible) REIT (Callable 03/31/99
              @ $27.125)                                                         8.500      1,360,538
    26,250   Prologis Trust Series C REIT (Callable
              11/13/26 @ $50)                                                    8.540      1,200,938
    15,000   Walden Residential Properties, Inc.
              REIT (Callable 12/31/06)++                                         9.200        337,500
                                                                                         ------------
                                                                                            5,782,901
                                                                                         ------------
             TOTAL PREFERRED STOCK
              (Cost $12,727,858)                                                           11,686,701
                                                                                         ------------
SHORT-TERM INVESTMENTS (0.8%)
    Par
    ---
 3,345,000   Repurchase agreement with State Street
             Bank & Trust Co. dated 10/30/98 at
             5.400% to be repurchased at $3,346,505
             on 11/02/98. (Collateralized by a pro
             rata amount of U.S. Treasury Notes
             ranging in par values from $21,390,000
             to $50,000,000, 3.375%-5.500%,
             02/28/03-04/15/28. Pro rata market
             value of collateral is $3,411,900.)
             (Cost $3,345,000)                                                              3,345,000
                                                                                         ------------

TOTAL INVESTMENTS AT VALUE (99.1%) (Cost $417,201,309*)                                   422,752,081
OTHER ASSETS IN EXCESS OF LIABILITIES (0.9%)                                                3,842,120
                                                                                         ------------
NET ASSETS (100.0%) (applicable to 40,685,149 Common Shares
 and 293,883 Advisor Shares)                                                             $426,594,201
                                                                                         ============
NET ASSET VALUE, offering and redemption price per Common
 Share ($423,536,204 divided by 40,685,149)                                                    $10.41
                                                                                               ======
NET ASSET VALUE, offering and redemption price per Advisor
 Share ($3,057,997 divided by 293,883)                                                         $10.41
                                                                                               ======

                            INVESTMENT ABBREVIATIONS

                               CTFS =  Certificates
                                 NR =  Not Rated
                               REIT =  Real Estate Investment Trust
                              REMIC =  Real Estate Mortgage Investment Conduit

--------------------------------------------------------------------------------

  +  Credit ratings given by Moody's Investors Service, Inc. and
     Standard & Poor's Ratings Group are unaudited.
  + On instruments with variable rates, the interest rate shown reflects the current rate as of October 31, 1998.
 ++  Illiquid security.
  #  Rate shown reflects yield to maturity on date of purchase.
  *  Cost for federal income tax purposes is $417,313,528.

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS GLOBAL FIXED INCOME FUND
SCHEDULE OF INVESTMENTS
October 31, 1998
--------------------------------------------------------------------------------

                                                   RATINGS+
   PAR+                                          (MOODY'S/S&P)     MATURITY     RATE%         VALUE
-----------                                      -------------     --------     ------     ------------
BONDS (96.8%)
Cayman Islands (1.1%)
  1,000,000(A) Ayala Corp. International
               Finance (Convertible)              (BBB, BBB)       07/30/02      0.500     $    982,500
    450,000(A) Ayala Corp. International
               Finance, Zero Coupon
               (Convertible)                      (BBB, BBB)       12/08/00      8.280##        363,375
  1,000,000(A) JG Summit (Cayman), Ltd.
               (Convertible) (Callable after
               12/23/96 @ $100.00)                (BB, BB)         12/23/03      3.500          477,500
                                                                                           ------------
                                                                                              1,823,375
                                                                                           ------------
China (0.2%)
  1,000,000(A) Guangdong Enterprises              (B2, CCC+)       05/22/07      8.875          350,000
                                                                                           ------------
Denmark (4.1%)
 35,000,000    Kingdom of Denmark                 (Aaa, AAA)       11/15/07      7.000        6,484,189
                                                                                           ------------
France (10.0%)
 12,000,000    French Government                  (Aaa, NR)        04/25/09      4.000        2,116,296
 71,000,000    French Government                  (Aaa, NR)        04/25/08      5.250       13,760,779
                                                                                           ------------
                                                                                             15,877,075
                                                                                           ------------
Germany (19.6%)
  8,400,000    Bundesrepublic Deutschland         (Aaa, AAA)       10/14/05      6.500        5,825,092
  6,500,000    DSL Finance NV                     (Aaa, NR)        02/21/06      6.000        4,324,522
  5,000,000    Land Hessen Step Up Coupon
               (Putable 11/29/03 @ 100.00
               DMK)                               (Aaa, AAA)       11/29/13      6.000        3,484,223
  7,000,000    Landesbank Rheinland Finance       (Aa1, AA+)       04/20/05      7.250        4,926,623
  8,500,000    Treuhandanstalt                    (Aaa, AAA)       07/09/03      6.625        5,759,459
  9,500,000    Treuhandanstalt                    (Aaa, AAA)       09/09/04      7.500        6,804,725
                                                                                           ------------
                                                                                             31,124,644
                                                                                           ------------
Hong Kong (0.8%)
  2,000,000(A) Hong Kong Chinese Bank FRN
               (Callable 03/27/99 @ $100.00)      (Baa3, BBB-)     03/27/07      6.742#       1,200,000
                                                                                           ------------
Japan (7.0%)
  5,000,000(A) Fuji Bank, Ltd. FRN
               (Callable 08/08/02 @ $100.00)      (Ba1, NR)        08/29/49      6.550        2,800,000
895,000,000    International Bank For
               Reconstruction and Development     (Aaa, NR)        06/20/00      4.500        8,212,201
                                                                                           ------------
                                                                                             11,012,201
                                                                                           ------------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS GLOBAL FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

                                                   RATINGS+
   PAR+                                          (MOODY'S/S&P)     MATURITY     RATE%         VALUE
-----------                                      -------------     --------     ------     ------------
BONDS (CONT'D)
Korea (3.0%)
  2,400,000(A) Korean Development Bank            (Ba2, BB+)       03/15/01      9.500     $  2,286,000
  2,600,000(A) Korean Development Bank            (Ba2, BB+)       03/30/01      9.500        2,476,500
                                                                                           ------------
                                                                                              4,762,500
                                                                                           ------------
Netherlands (4.1%)
 11,000,000   Netherlands Government              (Aaa, AAA)       01/15/01      9.000        6,563,437
                                                                                           ------------
South Africa (1.3%)
  3,000,000(A) South African Government           (Baa3, BB+)      06/23/17      8.500        2,066,250
                                                                                           ------------
United Kingdom (16.5%)
  3,500,000   European Investment Bank            (Aaa, AAA)       11/26/04      6.000        5,978,715
 10,750,000   United Kingdom Treasury             (Aaa, NR)        06/10/03      8.000       20,156,307
                                                                                           ------------
                                                                                             26,135,022
                                                                                           ------------
United States (29.1%)
  1,475,000   Associates Corp. of North
               America                            (Aa3, AA-)       11/01/08      6.250        1,489,750
 25,000,000   Bayerische Landesbank NY, Zero
               Coupon (Callable 08/04/00
               @ $12.028)                         (Aaa, AAA)       08/04/27      7.967##      2,656,250
  6,000,000   Chase Commercial Mortgage
               Securities Corp., Series
               1996-1, Class C                    (NR, A)          05/18/06      7.600        6,411,210
  6,725,310   Fannie Mae                          (Aaa, AAA)       09/01/13      6.000        6,754,733
  7,000,000   GMAC Commercial Mortgage
               Securities, Inc., Series 1996
               - C1, Class C, Collateralized
               Mortgage Obligation                (Aa3, A)         05/15/06      7.430        7,164,063
  3,000,000   MBNA Master Credit Card Trust,
               Series 1998-J, Class A             (Aaa, AAA)       02/15/06      5.250        2,988,281
  1,040,000   MBNA Master Credit Card Trust,
               Series 1995-C, Class A             (Aaa, AAA)       02/15/08      6.450        1,090,748
  5,000,000   Merrill Lynch Mortgage
               Investors, Inc., Series 1996 -
               C2, Class C, Collateralized
               Mortgage Obligation                (NR, A)          11/21/28      6.960        5,141,925
  5,350,000   U.S. Treasury Bond                  (Aaa, AAA)       08/15/28      5.500        5,633,176
  6,400,000   U.S. Treasury Note                  (Aaa, AAA)       02/15/08      5.500        6,840,808
                                                                                           ------------
                                                                                             46,170,944
                                                                                           ------------
TOTAL BONDS (Cost $155,974,625)                                                             153,569,637
                                                                                           ------------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS GLOBAL FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

NUMBER OF
  SHARES                                                                RATE%         VALUE
----------                                                              ------     ------------
PREFERRED STOCK (1.3%)
United States (1.3%)
    19,900   Natexis AMBS Co. Series A
              (Callable 06/30/08 @ $100.00) (Cost $1,990,000)            8.440     $  1,970,100
                                                                                   ------------

   PAR
----------
SHORT TERM INVESTMENTS (1.9%)
 3,065,000   Repurchase agreement with State Street Bank & Trust Co.
             dated 10/30/98 at 5.400% to be repurchased at
             $3,066,379 on 11/02/98. (Collateralized by a pro rata
             amount of U.S. Treasury Notes ranging in par values
             from $21,390,000 - $50,000,000, 3.375%-5.500%,
             02/28/03-04/15/28. Pro rata market value of collateral
             is $3,155,533.) (Cost $3,065,000)                                     $  3,065,000
                                                                                   ------------

TOTAL INVESTMENTS AT VALUE (100.0%) (Cost $161,029,625*)                           $158,604,737
                                                                                   ============

                            INVESTMENT ABBREVIATIONS

                                 DMK =  German Marks
                                 FRN =  Floating Rate Note
                                  NR =  Not Rated

--------------------------------------------------------------------------------

   +  Unless otherwise indicated below, all securities are denominated in the currency of the issuers' country of origin.
   +  Credit ratings given by Moody's investors Service, Inc. and Standard & Poor's
      Ratings Group are unaudited.
 (A)  Denominated in U.S. Dollars.
   #  Illiquid security.
  ##  Rate shown reflects yield to maturity on date of purchase.
   *  Cost for federal income tax purposes is $161,067,727.

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS GLOBAL FIXED INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1998
--------------------------------------------------------------------------------

ASSETS
 Investments at value (Cost $161,029,625)                          $158,604,737
 Receivable for investments sold (Cost $14,169,907)                  14,173,463
 Interest receivable (Cost $3,407,293)                                3,491,055
 Receivable for fund shares sold                                        188,760
 Receivable for unrealized gains on forward contracts                    86,797
 Other assets                                                             2,048
                                                                   ------------
   TOTAL ASSETS                                                     176,546,860
                                                                   ------------

LIABILITIES
 Payable for investments purchased (Cost $14,093,115)                14,104,202
 Payable for realized losses on forward contracts                       967,252
 Payable for fund shares redeemed                                       599,497
 Accrued expenses payable                                               222,901
 Other liabilities                                                        4,563
                                                                   ------------
   TOTAL LIABILITIES                                                 15,898,415
                                                                   ------------
NET ASSETS, applicable to 14,516,513 Common Shares and
 616,648 Advisor Shares                                            $160,648,445
                                                                   ============
NET ASSET VALUE, offering and redemption price per Common
 Share ($154,130,725 divided by 14,516,513)                              $10.62
                                                                         ======
NET ASSET VALUE, offering and redemption price per Advisor
 Share ($6,517,720 divided by 616,648)                                   $10.57
                                                                         ======

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS FIXED INCOME FUNDS
STATEMENTS OF OPERATIONS
For the Year Ended October 31, 1998
--------------------------------------------------------------------------------

                                    WARBURG PINCUS   WARBURG PINCUS
                                     INTERMEDIATE       NEW YORK                       WARBURG PINCUS
                                       MATURITY       INTERMEDIATE    WARBURG PINCUS       GLOBAL
                                      GOVERNMENT       MUNICIPAL       FIXED INCOME     FIXED INCOME
                                         FUND             FUND             FUND             FUND
                                    --------------   --------------   --------------   --------------
INVESTMENT INCOME:
   Dividends                         $         0       $   43,533      $ 1,288,809      $    23,513
   Interest                            3,366,435        4,634,911       21,720,118       11,129,088
                                     -----------       ----------      -----------      -----------
     Total investment income           3,366,435        4,678,444       23,008,927       11,152,601
                                     -----------       ----------      -----------      -----------
EXPENSES:
   Investment advisory                   274,007          386,531        1,799,237        1,811,063
   Administrative services                85,367          155,157          549,631          278,183
   Audit                                  12,006           12,223           14,032           16,234
   Custodian/Sub-custodian                15,053           15,524           61,563          121,864
   Directors/Trustees                     12,855           13,411           13,300           13,258
   Insurance                                 916            1,684            5,113            3,351
   Interest                                  445              300              250            1,779
   Legal                                  10,817           17,836           26,962           18,085
   Printing                                6,039           11,202           42,427           32,095
   Registration                           51,721           18,644          108,397           59,239
   Shareholder
     servicing/distribution                   17                0            8,768           38,716
   Transfer agent                         42,376           21,061          223,648          183,531
   Miscellaneous                           5,816           (2,900)           6,753            9,907
                                     -----------       ----------      -----------      -----------
                                         517,435          650,673        2,860,081        2,587,305
   Less: fees waived, expenses
     reimbursed and transfer agent
     offsets                            (188,610)         (70,877)        (152,457)        (828,079)
                                     -----------       ----------      -----------      -----------
     Total expenses                      328,825          579,796        2,707,624        1,759,226
                                     -----------       ----------      -----------      -----------
       Net investment income           3,037,610        4,098,648       20,301,303        9,393,375
                                     -----------       ----------      -----------      -----------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) FROM INVESTMENTS AND
 FOREIGN CURRENCY RELATED ITEMS:
   Net realized gain (loss) from
     security transactions               484,032          771,345        1,801,417       (6,983,874)
   Net realized loss from futures
     contracts                                 0         (129,543)               0
   Net realized loss from foreign
     currency related items                    0                0                0         (523,167)
   Net change in unrealized
     appreciation (depreciation)
     from investments and foreign
     currency related items            1,403,224        1,158,201          323,605        4,632,353
                                     -----------       ----------      -----------      -----------
       Net realized and unrealized
        gain (loss) from
        investments and foreign
        currency related items         1,887,256        1,800,003        2,125,022       (2,874,688)
                                     -----------       ----------      -----------      -----------
       Net increase in net assets
        resulting from operations    $ 4,924,866       $5,898,651      $22,426,325      $ 6,518,687
                                     ===========       ==========      ===========      ===========

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS FIXED INCOME FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    WARBURG PINCUS               WARBURG PINCUS
                                                 INTERMEDIATE MATURITY       NEW YORK INTERMEDIATE
                                                    GOVERNMENT FUND              MUNICIPAL FUND
                                               -------------------------   --------------------------
                                                  FOR THE YEAR ENDED           FOR THE YEAR ENDED
                                                      OCTOBER 31,                 OCTOBER 31,
                                                  1998          1997           1998          1997
                                               -----------   -----------   ------------   -----------
FROM OPERATIONS:
   Net investment income                       $ 3,037,610   $ 2,729,091   $  4,098,648   $ 3,661,370
   Net realized gain (loss) from security
     transactions                                  484,032        90,816        771,345        36,485
   Net realized loss from futures contracts              0             0       (129,543)     (200,642)
   Net realized loss from foreign currency
     related items                                       0             0              0             0
   Net change in unrealized appreciation
     (depreciation) from investments and
     foreign currency related items              1,403,224       353,152      1,158,201     1,078,145
                                               -----------   -----------   ------------   -----------
       Net increase in net assets resulting
        from operations                          4,924,866     3,173,059      5,898,651     4,575,358
                                               -----------   -----------   ------------   -----------
FROM DISTRIBUTIONS:
   Dividends from net investment income:
     Common Shares                              (3,037,272)   (2,729,076)    (4,098,642)   (3,661,362)
     Advisor Shares                                   (338)          (15)            (6)           (8)
   Distributions from realized gains:
     Common Shares                                       0      (348,504)             0      (950,202)
     Advisor Shares                                      0             0              0            (2)
   Distributions in excess of realized gains:
     Common Shares                                       0      (197,030)             0             0
     Advisor Shares                                      0             0              0             0
                                               -----------   -----------   ------------   -----------
       Net decrease in net assets from
        distributions                           (3,037,610)   (3,274,625)    (4,098,648)   (4,611,574)
                                               -----------   -----------   ------------   -----------
FROM CAPITAL SHARE TRANSACTIONS:
   Proceeds from sale of shares                 79,574,872    22,575,023     49,747,129    48,740,584
   Reinvested dividends                          2,564,065     2,608,543      3,489,604     4,063,047
   Net asset value of shares redeemed          (54,238,174)  (24,347,987)   (37,058,061)  (41,384,144)
                                               -----------   -----------   ------------   -----------
       Net increase in net assets from
        capital share transactions              27,900,763       835,579     16,178,672    11,419,487
                                               -----------   -----------   ------------   -----------
       Net increase in net assets               29,788,019       734,013     17,978,675    11,383,271
NET ASSETS:
   Beginning of year                            48,423,705    47,689,692     88,943,722    77,560,451
                                               -----------   -----------   ------------   -----------
   End of year                                 $78,211,724   $48,423,705   $106,922,397   $88,943,722
                                               ===========   ===========   ============   ===========
   Undistributed net investment income         $         0   $         0   $          0   $         0
                                               ===========   ===========   ============   ===========

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS FIXED INCOME FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                  WARBURG PINCUS                WARBURG PINCUS
                                                 FIXED INCOME FUND         GLOBAL FIXED INCOME FUND
                                            ---------------------------   ---------------------------
                                                FOR THE YEAR ENDED            FOR THE YEAR ENDED
                                                    OCTOBER 31,                   OCTOBER 31,
                                                1998           1997           1998           1997
                                            ------------   ------------   ------------   ------------
FROM OPERATIONS:
   Net investment income                    $ 20,301,303   $ 11,763,370   $  9,393,375   $  9,571,069
   Net realized gain (loss) from security
     transactions                              1,801,417      2,567,404     (6,983,874)       997,045
   Net realized loss from futures
     contracts                                         0              0              0              0
   Net realized gain (loss) from foreign
     currency related items                            0              0       (523,167)     5,666,273
   Net change in unrealized appreciation
     (depreciation) from investments and
     foreign currency related items              323,605      4,335,965      4,632,353     (7,300,971)
                                            ------------   ------------   ------------   ------------
       Net increase in net assets
        resulting from operations             22,426,325     18,666,739      6,518,687      8,933,416
                                            ------------   ------------   ------------   ------------
FROM DISTRIBUTIONS:
   Dividends from net investment income:
     Common Shares                           (20,111,834)   (11,629,029)   (11,720,477)    (5,284,076)
     Advisor Shares                             (189,469)      (134,341)      (562,512)      (138,557)
   Distributions in excess of net
     investment income:
     Common Shares                                     0        (43,878)             0              0
     Advisor Shares                                    0           (507)             0              0
   Distributions from realized gains:
     Common Shares                            (2,591,321)       (48,275)             0     (8,015,321)
     Advisor Shares                              (32,099)          (295)             0       (217,278)
                                            ------------   ------------   ------------   ------------
       Net decrease in net assets from
        distributions                        (22,924,723)   (11,856,325)   (12,282,989)   (13,655,232)
                                            ------------   ------------   ------------   ------------
FROM CAPITAL SHARE TRANSACTIONS:
   Proceeds from sale of shares              275,617,900    162,592,301    105,148,731    143,481,964
   Reinvested dividends                       20,421,111     10,208,471     11,252,140     11,976,799
   Net asset value of shares redeemed       (138,361,653)   (62,291,323)  (153,653,681)   (78,182,283)
                                            ------------   ------------   ------------   ------------
       Net increase (decrease) in net
        assets from capital share
        transactions                         157,677,358    110,509,449    (37,252,810)    77,276,480
                                            ------------   ------------   ------------   ------------
       Net increase (decrease) in net
        assets                               157,178,960    117,319,863    (43,017,112)    72,554,664
NET ASSETS:
   Beginning of year                         269,415,241    152,095,378    203,665,557    131,110,893
                                            ------------   ------------   ------------   ------------
   End of year                              $426,594,201   $269,415,241   $160,648,445   $203,665,557
                                            ============   ============   ============   ============
   Undistributed net investment income      $          0   $          0   $    846,745   $  4,259,525
                                            ============   ============   ============   ============

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS INTERMEDIATE MATURITY GOVERNMENT FUND
FINANCIAL HIGHLIGHTS
(For an Advisor Share of the Fund Outstanding Throughout Each Year)
--------------------------------------------------------------------------------

                                                               1998          1997**
PERIOD ENDED:                                                 ------         ------
PER-SHARE DATA
   Net asset value, beginning of period                       $10.06         $ 9.95
                                                              ------         ------
INVESTMENT ACTIVITIES:
   Net investment income                                        0.53           0.11
   Net gains or losses on investments (both realized
     and unrealized)                                            0.32           0.11
                                                              ------         ------
     Total from investment activities                           0.85           0.22
                                                              ------         ------
DISTRIBUTIONS:
   From net investment income                                  (0.53)         (0.11)
                                                              ------         ------
     Total distributions                                       (0.53)         (0.11)
                                                              ------         ------
NET ASSET VALUE, END OF PERIOD                                $10.38         $10.06
                                                              ======         ======
Total return                                                    8.99%          2.22%+
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)                         $12             $2
   Ratio of expenses to average net assets                      0.85%@         0.85%*@
   Ratio of net income to average net assets                    5.28%          5.62%*
   Decrease reflected in above operating ratios due to
     waivers/reimbursements                                     3.30%          0.00%*
Portfolio turnover rate                                       133.98%        104.34%+

--------------------------------------------------------------------------------

 + Nonannualized.

 * Annualized.

** For the period August 15, 1997 (commencement of operations) through October
   31, 1997.

 @ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the Advisor Shares' net expense ratio.

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS NEW YORK INTERMEDIATE MUNICIPAL FUND
FINANCIAL HIGHLIGHTS
(For an Advisor Share of the Fund Outstanding Throughout Each Year)
--------------------------------------------------------------------------------

                                                               1998         1997        1996**
PERIOD ENDED:                                                 ------       ------       ------
   Net asset value, beginning of period                       $10.33       $10.34       $10.34
                                                              ------       ------       ------
INVESTMENT ACTIVITIES:
   Net investment income                                        0.39         0.41         0.09
   Net gains or losses on investments (both realized
     and unrealized)                                            0.20         0.11         0.00
                                                              ------       ------       ------
     Total from investment activities                           0.59         0.52         0.09
                                                              ------       ------       ------
DISTRIBUTIONS:
   From net investment income                                  (0.39)       (0.41)       (0.09)
   From realized capital gains                                  0.00        (0.12)        0.00
                                                              ------       ------       ------
     Total distributions                                       (0.39)       (0.53)       (0.09)
                                                              ------       ------       ------
NET ASSET VALUE, END OF PERIOD                                $10.53       $10.33       $10.34
                                                              ======       ======       ======
Total return                                                    5.84%        5.19%        0.88%+
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)                          $0           $0           $1
   Ratio of expenses to average net assets                      0.85%@      35.75%@       0.63%*@
   Ratio of net income to average net assets                    3.74%        3.93%        3.88%*
   Decrease reflected in above operating ratios due to
     waivers/reimbursements                                   226.88%      450.88%        0.01%*
Portfolio turnover rate                                        37.25%       69.84%       69.23%+

--------------------------------------------------------------------------------
 + Nonannualized.

 * Annualized.

** For the period August 5, 1996 (commencement of operations) through October
   31, 1996.

 @ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Advisor Shares' expense ratio by .00%, 34.92% and .00% for the years or period ended October 31, 1998, 1997 and 1996, respectively. The Advisor Shares' operating expense ratios after reflecting these arrangements were .85%, .83% and .63% for years or period ended October 31, 1998, 1997 and 1996, respectively.

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS FIXED INCOME FUND
FINANCIAL HIGHLIGHTS
(For an Advisor Share of the Fund Outstanding Throughout Each Year)
--------------------------------------------------------------------------------

                                                               1998         1997        1996**
PERIOD ENDED:                                                 ------       ------       ------
PER-SHARE DATA
   Net asset value, beginning of period                       $10.43       $10.10       $ 9.90
                                                              ------       ------       ------
INVESTMENT ACTIVITIES:
   Net investment income                                        0.56         0.60         0.19
   Net gains or losses on investments and foreign currency
     related items (both realized and unrealized)               0.07         0.33         0.20
                                                              ------       ------       ------
     Total from investment activities                           0.63         0.93         0.39
                                                              ------       ------       ------
DISTRIBUTIONS:
   From net investment income                                  (0.56)       (0.60)       (0.19)
   From realized capital gains                                 (0.09)        0.00         0.00
                                                              ------       ------       ------
     Total distributions                                       (0.65)       (0.60)       (0.19)
                                                              ------       ------       ------
NET ASSET VALUE, END OF PERIOD                                $10.41       $10.43       $10.10
                                                              ======       ======       ======
Total return                                                    6.21%        9.51%        3.93%+
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)                      $3,058       $3,963         $911
   Ratio of expenses to average net assets                      1.00%@       1.00%@       1.00%*@
   Ratio of net income to average net assets                    5.40%        5.62%        5.85%*
   Decrease reflected in above operating ratios due to
     waivers/reimbursements                                     0.04%        0.08%        0.11%*
Portfolio turnover rate                                       124.04%      129.06%      194.23%+

--------------------------------------------------------------------------------

 + Nonannualized.

 * Annualized.

** For the period July 3, 1996 (commencement of operations) through October 31,
   1996.

 @ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the Advisor Shares' net expense ratio.

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS GLOBAL FIXED INCOME FUND
FINANCIAL HIGHLIGHTS
(For an Advisor Share of the Fund Outstanding Throughout Each Year)
--------------------------------------------------------------------------------

                                                               1998         1997        1996**
PERIOD ENDED:                                                 ------       ------       ------
PER-SHARE DATA
   Net asset value, beginning of period                       $10.90       $11.17       $10.90
                                                              ------       ------       ------
INVESTMENT ACTIVITIES:
   Net investment income                                        0.37         0.41         0.10
   Net gains or losses on investments and foreign currency
     related items (both realized and unrealized)              (0.02)        0.15         0.27
                                                              ------       ------       ------
     Total from investment activities                           0.35         0.56         0.37
                                                              ------       ------       ------
DISTRIBUTIONS:
   From net investment income                                  (0.68)       (0.29)       (0.10)
   From realized capital gains                                  0.00        (0.54)        0.00
                                                              ------       ------       ------
     Total distributions                                       (0.68)       (0.83)       (0.10)
                                                              ------       ------       ------
NET ASSET VALUE, END OF PERIOD                                $10.57       $10.90       $11.17
                                                              ======       ======       ======
Total return                                                    3.51%        5.18%        3.41%+
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)                      $6,518       $8,935       $   39
   Ratio of expenses to average net assets                      1.45%@       1.45%@       1.45%*@
   Ratio of net income to average net assets                    4.75%        4.76%        5.69%*
   Decrease reflected in above operating ratios due to
     waivers/reimbursements                                     0.37%        0.33%        0.21%*
Portfolio turnover rate                                       233.73%      202.92%      123.90%+

--------------------------------------------------------------------------------

 + Nonannualized.

 * Annualized.

** For the period August 12, 1996 (commencement of operations) through October
   31, 1996.

 @ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the Advisor Shares' net expense ratio.

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS FIXED INCOME FUNDS
NOTES TO FINANCIAL STATEMENTS
October 31, 1998
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

  The Warburg Pincus Fixed Income Funds (the "Funds") are comprised of the Warburg Pincus Fixed Income Fund (the "Fixed Income Fund") and the Warburg Pincus Intermediate Maturity Government Fund (the "Intermediate Government Fund") which are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as diversified, open-end management investment companies and the Warburg Pincus Global Fixed Income Fund (the "Global Fixed Income Fund") and the Warburg Pincus New York Intermediate Municipal Fund (the "New York Municipal Fund") which are registered under the 1940 Act as non-diversified, open-end management investment companies.

  Investment objectives for each Fund are as follows: the Fixed Income Fund seeks to generate high current income consistent with reasonable risk with capital appreciation as a secondary objective; the Global Fixed Income Fund seeks to maximize total investment return consistent with prudent investment management, consisting of a combination of interest income, currency gains and capital appreciation; the Intermediate Government Fund seeks to achieve as high a level of current income as is consistent with preservation of capital; and the New York Municipal Fund seeks to maximize current interest income exempt from federal income tax and New York State and New York City personal income tax to the extent consistent with prudent investment and preservation of capital.

  Each Fund offers two classes of shares, one class being referred to as Common Shares and one class being referred to as Advisor Shares. Common and Advisor Shares in each Fund represent an equal pro rata interest in each Fund, except that they bear different expenses which reflect the difference in the range of services provided to them. Advisor Shares for each Fund bear expenses paid pursuant to a distribution plan adopted by each Fund at an annual rate not to exceed .75% of the average daily net asset value of each Fund's outstanding Advisor Shares. The Advisor Shares for the Fixed Income Fund, the Intermediate Government Fund and the New York Municipal Fund currently bear expenses of .25% of average daily net assets. The Advisor Shares of the Global Fixed Income Fund currently bear expenses of .50% of average daily net assets. Effective October 30, 1998, the New York Intermediate Municipal Fund ceased offering its Advisor Shares.

  The net asset value of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange. Each Fund's investments are valued at market value, which is generally determined using the last reported sales price. If no sales are reported, investments are generally valued at the mean between the last reported bid and asked price. In the absence of

WARBURG PINCUS FIXED INCOME FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES -- (CONT'D)

market quotations, investments are generally valued at fair value as determined by or under the direction of the Fund's Board. Short-term investments that mature in 60 days or less are valued on the basis of amortized cost, which approximates market value.

  When a Fund writes or purchases a call or a put option, an amount equal to the premium received or paid by the Fund is recorded as a liability or asset, the value of which is marked-to-market daily to reflect the current market value of the option. When the option expires, the Fund realizes a gain or loss equal to the amount of the premium received or paid. When the Fund exercises an option or enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss on the underlying security. The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use.

  The books and records of the Funds are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Global Fixed Income Fund isolates that portion of realized gains and losses on investments in debt securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of debt securities.

  The Fixed Income and Global Fixed Income Funds may invest in securities of foreign issuers, which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among other things, fluctuations in currency exchange rates, revaluation of currencies, adverse political and economic developments and the imposition of other laws and restrictions. Securities of foreign issuers are often subject to less rigorous regulatory practices and requirements than those applied in the United States and may also be less liquid (and their prices more volatile) than securities of comparable U.S companies. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in many respects.

  The Fixed Income and Global Fixed Income Funds' investments in securities of issuers located in less developed countries considered to be "emerging markets" involve risks in addition to those generally applicable to foreign

WARBURG PINCUS FIXED INCOME FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES -- (CONT'D)

securities. Investments in the securities of issuers located in emerging markets expose the Fund to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. The typically small size of the markets for securities of issuers located in emerging markets may also result in a lack of liquidity and greater price volatility.

  The Funds may each invest up to 15% of its assets in non-publicly traded securities. Non-publicly traded securities may be less liquid than publicly-traded securities, and the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Consequently, these securities may involve a high degree of business and financial risk and may result in substantial losses.

  Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Income, expenses (excluding class-specific expenses, principally distribution, shareholder servicing fees and transfer agency) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of the outstanding shares. Effective November 1, 1998, class-specific expenses no longer include transfer agent fees; accordingly these fees will be allocated proportionately based upon the relative net asset value of outstanding shares. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

  Dividends from net investment income are declared daily and paid monthly for the Fixed Income Fund, the Intermediate Government Fund and the New York Municipal Fund. Dividends from net investment income are declared and paid quarterly for the Global Fixed Income Fund. Distributions for all Funds of net realized capital gains, if any, are declared and paid annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

  No provision is made for federal taxes as it is each Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from Federal income and excise taxes.

WARBURG PINCUS FIXED INCOME FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES -- (CONT'D)

  Pursuant to an exemptive order issued by the Securities and Exchange Commission, each Fund, along with other Warburg Funds, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by the Funds' custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

  The Funds have an arrangement with their transfer agent whereby interest earned on uninvested cash balances was used to offset a portion of the transfer agent expense. For the year ended October 31, 1998, the Funds received credits or reimbursements under this arrangement as follows:

FUND                                                            AMOUNT
----                                                            -------
Intermediate Government                                         $ 2,116
New York Municipal                                                3,736
Fixed Income                                                     13,577
Global Fixed Income                                               7,059

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR

  Warburg, which is indirectly controlled by Warburg, Pincus & Co., serves as each Fund's investment adviser. For its investment advisory services, Warburg receives the following fees based on each Fund's average daily net assets:

FUND                                                        ANNUAL RATE
----                                             ---------------------------------
Intermediate Government                           .50% of average daily net assets
New York Municipal                                .40% of average daily net assets
Fixed Income                                      .50% of average daily net assets
Global Fixed Income                              1.00% of average daily net assets

WARBURG PINCUS FIXED INCOME FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR -- (CONT'D)

  For the year ended October 31, 1998, investment advisory fees and voluntary waivers were as follows:

                                                   GROSS                       NET
FUND                                            ADVISORY FEE    WAIVER     ADVISORY FEE
----                                            ------------   ---------   ------------
Intermediate Government                          $  274,007    $(165,038)   $  108,969
New York Municipal                                  386,531      (67,141)      319,390
Fixed Income                                      1,799,237     (138,880)    1,660,357
Global Fixed Income                               1,811,063     (821,020)      990,043

  Counsellors Funds Service, Inc. ("CFSI"), a wholly-owned subsidiary of Warburg, and PFPC Inc. ("PFPC"), an indirect, wholly-owned subsidiary of PNC Bank Corp. ("PNC"), serve as each Fund's co-administrators. For administrative services, CFSI currently receives a fee calculated at an annual rate of .10% of each Fund's average daily net assets. For the year ended October 31, 1998, administrative services fees earned by CFSI were as follows:

FUND                                                   CO-ADMINISTRATION FEE
----                                                   ---------------------
Intermediate Government                                      $ 54,802
New York Municipal                                             96,633
Fixed Income                                                  359,847
Global Fixed Income                                           181,107

  The Funds each pay PFPC a fee calculated at an annual rate of .05% of each Fund's average daily net assets. For the year ended October 31, 1998, administrative services fees earned and voluntarily waived by PFPC (including out-of-pocket expenses) were as follows:

FUND                                    CO-ADMINISTRATION FEE     WAIVER     NET CO-ADMINISTRATION FEE
----                                    ---------------------    --------    -------------------------
Intermediate Government                       $ 30,565           $(21,456)           $  9,109
New York Municipal                              58,524                  0              58,524
Fixed Income                                   189,784                  0             189,784
Global Fixed Income                             97,076                  0              97,076

  Counsellors Securities Inc. ("CSI"), also a wholly-owned subsidiary of Warburg, serves as each Fund's distributor. For its Shareholder servicing and distribution services, CSI receives a fee calculated at an annual rate of .25% of the average daily net assets of the Advisor Shares of the Fixed Income Fund, the Intermediate Government Fund and the New York Municipal Fund and .50% of the average daily net assets of the Advisor shares of the Global Fixed Income Fund pursuant to Rule 12b-1 under the 1940 Act. For the year ended October 31, 1998, shareholder servicing and distribution fees earned by CSI were as follows:

                                                     SHAREHOLDER SERVICING/
FUND                                                    DISTRIBUTION FEE
----                                                 ----------------------
Intermediate Government                                     $    17
Fixed Income                                                  8,768
Global Fixed Income                                          38,716

WARBURG PINCUS FIXED INCOME FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

3. LINE OF CREDIT

  The Funds, together with other funds advised by Warburg Pincus Asset Management, Inc., the Funds' investment adviser ("Warburg") (collectively the "Warburg Funds"), have established committed and uncommitted lines of credit facilities with PNC Bank, National Association ("PNC") and an uncommitted line of credit facility with Deutsche Bank, AG, ("Deutsche Bank") for temporary or emergency purposes primarily relating to unanticipated fund share redemptions. Effective December 31, 1997, the terms of the committed line of credit with PNC was amended. Under the terms of the committed line of credit, the Warburg Funds with access to the facility pay a commitment fee at a rate of.07% per annum on the average daily balance of the line of credit, which is undisbursed and uncanceled during the preceding quarter. In addition, the Warburg Funds will pay interest on borrowings at the bank's base rate plus .45%. Under the terms of the Uncommitted lines of credit, the Warburg Funds will pay interest on borrowings at the banks base rate plus .55%. Aggregate borrowings for each fund under the committed and uncommitted lines of credit with PNC may not exceed the lowest of
(a) thirty-three and one-third percent (33 1/3%) of the assets of such fund, for any fund that does not invest at least sixty-five percent(65%) of its assets in international equity or fixed income securities (an "International Fund") and twenty-five percent (25%) of the assets of any fund that is an International Fund or (b) the maximum amount permitted by such fund's investment policies and restrictions. Aggregate borrowings for each fund under the uncommitted line of credit facility with Deutsche Bank may not exceed thirty-three and one-third percent (33 1/3%) of the net assets of such fund. At October 31, 1998, there were no outstanding balances under these line of credit facilities for any of the Funds.

4. INVESTMENTS IN SECURITIES

  For the year ended October 31, 1998, purchases and sales of investment securities (excluding short-term investments) and U.S. government and agency obligations were as follows:

                                                                                  U.S. GOVERNMENT AND
                                                 INVESTMENT SECURITIES             AGENCY OBLIGATIONS
                                              ----------------------------    ----------------------------
FUND                                           PURCHASES         SALES         PURCHASES         SALES
----                                          ------------    ------------    ------------    ------------
Intermediate Government                       $          0    $          0    $ 99,808,697    $ 72,495,009
New York Municipal                              52,015,210      35,520,487               0               0
Fixed Income                                   252,593,729     100,864,863     340,341,980     337,908,460
Global Fixed Income                            177,461,381     188,618,075     219,993,465     203,116,659

WARBURG PINCUS FIXED INCOME FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

4. INVESTMENTS IN SECURITIES -- (CONT'D)

  At October 31, 1998, the net unrealized appreciation from investments for those securities having an excess of value over cost and net unrealized depreciation from investments for those securities having an excess of cost over value (based on cost for federal income tax purposes) was as follows:

                                                                          NET UNREALIZED
                                             UNREALIZED     UNREALIZED     APPRECIATION
FUND                                        APPRECIATION   DEPRECIATION   (DEPRECIATION)
----                                        ------------   ------------   --------------
Intermediate Government                      $1,926,365    $    (13,065)   $   1,913,300
New York Municipal                            3,438,682         (82,419)       3,356,263
Fixed Income                                  8,412,135      (2,973,582)       5,438,553
Global Fixed Income                           7,623,368     (10,086,358)      (2,462,990)

5. FORWARD FOREIGN CURRENCY CONTRACTS

  The Fixed Income Fund and the Global Fixed Income Fund may enter into forward currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Each Fund will enter into forward contracts primarily for hedging purposes. However, on occasion the Funds may enter into forward contracts for speculative purposes, which may increase the Fund's investment risk. Forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

  At October 31, 1998, the Global Fixed Income Fund had the following open forward foreign currency contracts:

                                                  FOREIGN                                    UNREALIZED
                                   EXPIRATION    CURRENCY      CONTRACT      CONTRACT     FOREIGN EXCHANGE
FORWARD CURRENCY CONTRACT             DATE      TO BE SOLD      AMOUNT         VALUE        GAIN (LOSS)
-------------------------          ----------   -----------   -----------   -----------   ----------------
British Pounds                      12/16/98     16,021,000   $26,765,450   $26,766,285       $       (835)
German Marks                        12/16/98     28,123,621    17,396,267    17,016,773            379,494
French Francs                       12/16/98     90,837,000    16,181,029    16,382,376           (201,347)
Danish Krone                        12/16/98     43,700,000     7,040,779     6,948,309             92,470
Netherlands Guilders                12/16/98     12,241,000     6,402,197     6,570,938           (168,741)
Japanese Yen                        12/16/98    396,600,000     3,413,081     3,427,324            (14,243)
                                                              -----------   -----------       ------------
                                                              $77,198,803   $77,112,005       $     86,798
                                                              ===========   ===========       ============

WARBURG PINCUS FIXED INCOME FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

6. FUTURE CONTRACTS

  Each Fund may enter into futures contracts to the extent permitted by its investment policies and objectives. Upon entering into a futures contract, a Fund is required to make a deposit of an initial margin with its custodian in a segregated account. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by a Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and a Fund's basis in the contract. Risks of entering into futures contracts for hedging purposes include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction. During the year ended October 31, 1998, the New York Municipal Fund entered into futures contracts which resulted in net realized losses of $129,543. At October 31, 1998, the New York Municipal Fund did not have any open futures contracts.

7. CAPITAL SHARE TRANSACTIONS

  The Global Fixed Income Fund and the Intermediate Government Fund are each authorized to issue three billion full and fractional shares of capital stock, $.001 par value per share, of which two billion shares are designated Advisor Shares. The Fixed Income Fund and the New York Municipal Fund are each authorized to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share, of which one billion shares are designated as Common Shares and two billion shares are designated Advisor Shares.

WARBURG PINCUS FIXED INCOME FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

7. CAPITAL SHARE TRANSACTIONS -- (CONT'D)

                                                              INTERMEDIATE GOVERNMENT FUND
                                               ----------------------------------------------------------
                                                     COMMON SHARES                 ADVISOR SHARES
                                               -------------------------   ------------------------------
                                                                                          FOR THE PERIOD
                                                                                          AUGUST 15, 1997
                                                                                           (COMMENCEMENT
                                                  FOR THE YEAR ENDED       FOR THE YEAR   OF OPERATIONS)
                                                      OCTOBER 31,             ENDED           THROUGH
                                               -------------------------   OCTOBER 31,      OCTOBER 31,
                                                  1998          1997           1998            1997
                                               -----------   -----------   ------------   ---------------
Shares sold                                      7,804,541     2,276,846            861              227
Shares issued to shareholders on reinvestment
 of dividends                                      252,353       263,058             33                1
Shares redeemed                                 (5,334,372)   (2,460,001)           (20)               0
                                               -----------   -----------      ---------       ----------
Net increase in shares outstanding               2,722,522        79,903            874              228
                                               ===========   ===========      =========       ==========
Proceeds from sale of shares                   $79,566,141   $22,572,753      $   8,731       $    2,270
Reinvested dividends                             2,563,729     2,608,528            336               15
Net asset value of shares redeemed             (54,237,972)  (24,347,987)          (202)               0
                                               -----------   -----------      ---------       ----------
Net increase from capital share transactions   $27,891,898   $   833,294      $   8,865       $    2,285
                                               ===========   ===========      =========       ==========

                                                               NEW YORK MUNICIPAL FUND
                                                ------------------------------------------------------
                                                      COMMON SHARES               ADVISOR SHARES
                                                -------------------------   --------------------------
                                                   FOR THE YEAR ENDED           FOR THE YEAR ENDED
                                                       OCTOBER 31,                 OCTOBER 31,
                                                -------------------------   --------------------------
                                                   1998          1997          1998           1997
                                                -----------   -----------   -----------   ------------
Shares sold                                       4,761,389     4,731,647             0              0
Shares issued to shareholders on reinvestment
 of dividends                                       334,796       394,988             0              0
Shares redeemed                                  (3,553,241)   (4,029,651)            0            (97)
                                                -----------   -----------   -----------   ------------
Net increase (decrease) in shares outstanding     1,542,944     1,096,984             0            (97)
                                                ===========   ===========   ===========   ============
Proceeds from sale of shares                    $49,747,129   $48,740,584   $         0   $          0
Reinvested dividends                              3,489,600     4,063,047             4              0
Net asset value of shares redeemed              (37,058,061)  (41,383,138)            0         (1,006)
                                                -----------   -----------   -----------   ------------
Net increase (decrease) from capital share
 transactions                                   $16,178,668   $11,420,493   $         4   $     (1,006)
                                                ===========   ===========   ===========   ============

WARBURG PINCUS FIXED INCOME FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

7. CAPITAL SHARE TRANSACTIONS -- (CONT'D)

                                                                  FIXED INCOME FUND
                                               -------------------------------------------------------
                                                      COMMON SHARES               ADVISOR SHARES
                                               ---------------------------   -------------------------
                                                   FOR THE YEAR ENDED           FOR THE YEAR ENDED
                                                       OCTOBER 31,                  OCTOBER 31,
                                               ---------------------------   -------------------------
                                                   1998           1997          1998          1997
                                               ------------   ------------   -----------   -----------
Shares sold                                      26,398,769     15,469,113       100,566       412,064
Shares issued to shareholders on reinvestment
 of dividends                                     1,946,842        983,594        21,378        13,154
Shares redeemed                                 (13,107,841)    (5,971,763)     (208,103)     (135,350)
                                               ------------   ------------   -----------   -----------
Net increase (decrease) in shares outstanding    15,237,770     10,480,944       (86,159)      289,868
                                               ============   ============   ===========   ===========
Proceeds from sale of shares                   $274,574,003   $158,412,176   $ 1,043,897   $ 4,180,125
Reinvested dividends                             20,199,526     10,073,335       221,585       135,136
Net asset value of shares redeemed             (136,202,146)   (60,912,911)   (2,159,507)   (1,378,412)
                                               ------------   ------------   -----------   -----------
Net increase (decrease) from capital share
 transactions                                  $158,571,383   $107,572,600   $  (894,025)  $ 2,936,849
                                               ============   ============   ===========   ===========

                                                              GLOBAL FIXED INCOME FUND
                                               -------------------------------------------------------
                                                      COMMON SHARES               ADVISOR SHARES
                                               ---------------------------   -------------------------
                                                   FOR THE YEAR ENDED           FOR THE YEAR ENDED
                                                       OCTOBER 31,                  OCTOBER 31,
                                               ---------------------------   -------------------------
                                                   1998           1997          1998          1997
                                               ------------   ------------   -----------   -----------
Shares sold                                       9,874,066     12,111,016       157,868       797,711
Shares issued to shareholders on reinvestment
 of dividends                                     1,031,287      1,058,355        52,605        31,874
Shares redeemed                                 (14,237,226)    (7,051,623)     (413,879)      (12,987)
                                               ------------   ------------   -----------   -----------
Net increase (decrease) in shares outstanding    (3,331,873)     6,117,748      (203,406)      816,598
                                               ============   ============   ===========   ===========
Proceeds from sale of shares                   $103,490,118   $134,607,066   $ 1,658,613   $ 8,874,898
Reinvested dividends                             10,706,804     11,625,183       545,336       351,616
Net asset value of shares redeemed             (149,374,012)   (78,037,370)   (4,279,669)     (144,913)
                                               ------------   ------------   -----------   -----------
Net increase (decrease) from capital share
 transactions                                  $(35,177,090)  $ 68,194,879   $(2,075,720)  $ 9,081,601
                                               ============   ============   ===========   ===========

WARBURG PINCUS FIXED INCOME FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

8. LIABILITIES

  At October 31, 1998 each Fund had the following liabilities:

                                                       INTERMEDIATE    NEW YORK       FIXED
                                                        GOVERNMENT    MUNICIPAL      INCOME
                                                           FUND          FUND         FUND
                                                       ------------   ----------   -----------
Payable for securities purchased (at value)             $2,370,066    $        0   $12,654,001
Investment advisory fee payable                             23,913        24,569       111,095
Administrative services fees payable                         6,473         9,124        36,089
Payable for fund shares redeemed                           100,797     1,461,771     1,317,103
Distributions payable                                       30,223        82,604       224,486

9. NET ASSETS

  At October 31, 1998, capital contributions, undistributed net investment income, accumulated net realized gain (loss) from security transactions and current period distributions have been adjusted for current period permanent book/tax differences which arose principally from differing book/tax treatments of foreign currency transactions. The Intermediate Government Fund, New York Municipal Fund and the Fixed Income Fund reclassified ($2,671), $114 and $43,602, respectively from accumulated net realized gain (loss) from security transactions to capital contributed. The Global Fixed Income Fund reclassified ($523,167) from accumulated net realized gain (loss) on foreign currency related items to undistributed net investment income.

     Net Assets at October 31, 1998 consisted of the following:

                                                                                                     GLOBAL
                                                 INTERMEDIATE        NEW YORK         FIXED          FIXED
                                                GOVERNMENT FUND   MUNICIPAL FUND   INCOME FUND    INCOME FUND
                                                ---------------   --------------   ------------   ------------
Capital contributed, net                          $75,815,632      $102,942,168    $419,404,808   $169,895,161
Undistributed net investment income                         0                 0               0        846,744
Accumulated net realized gain (loss) from
 security transactions                                287,074           623,895       1,638,621     (7,831,600)
Net unrealized appreciation (depreciation)
 from investments and foreign currency related
 items                                              2,109,018         3,356,334       5,550,772     (2,261,860)
                                                  -----------      ------------    ------------   ------------
Net assets                                        $78,211,724      $106,922,397    $426,594,201   $160,648,445
                                                  ===========      ============    ============   ============

10. CAPITAL LOSS CARRYOVER

  At October 31, 1998, capital loss carryovers available to offset possible future capital gains of the Global Fixed Income Fund were as follows:

                      CAPITAL LOSS CARRYOVER EXPIRES IN
                   ----------------------------------------       TOTAL CAPITAL
                     2002           2003            2006          LOSS CARRYOVER
                   --------       --------       ----------       --------------
                   $517,856       $329,870       $6,945,772         $7,793,498

WARBURG PINCUS FIXED INCOME FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

11. OTHER FINANCIAL HIGHLIGHTS

  Each Fund currently offers one other class of shares, Common Shares, representing equal pro rata interests in each of the respective Warburg Pincus Fixed Income Funds. The financial highlights for a Common Share of each Fund are as follows:

                                                                  INTERMEDIATE GOVERNMENT FUND
                                                   -----------------------------------------------------------
                                                                          COMMON SHARES
                                                   -----------------------------------------------------------
                                                    1998         1997         1996         1995         1994
PERIOD ENDED:                                      -------      -------      -------      -------      -------
PER-SHARE DATA
   Net asset value, beginning of period            $ 10.05      $ 10.07      $ 10.22      $  9.66      $ 11.03
                                                   -------      -------      -------      -------      -------
INVESTMENT ACTIVITIES:
   Net investment income                              0.56         0.58         0.58         0.59         0.54
   Net gains or losses on investments
    (both realized and unrealized)                    0.32         0.10        (0.06)        0.56        (0.73)
                                                   -------      -------      -------      -------      -------
    Total from investment activities                  0.88         0.68         0.52         1.15        (0.19)
                                                   -------      -------      -------      -------      -------
DISTRIBUTIONS:
   From net investment income                        (0.56)       (0.58)       (0.58)       (0.59)       (0.55)
   From realized capital gains                        0.00        (0.08)       (0.09)        0.00        (0.63)
   In excess of realized gains                        0.00        (0.04)        0.00         0.00         0.00
                                                   -------      -------      -------      -------      -------
    Total distributions                              (0.56)       (0.70)       (0.67)       (0.59)       (1.18)
                                                   -------      -------      -------      -------      -------
NET ASSET VALUE, END OF PERIOD                     $ 10.37      $ 10.05      $ 10.07      $ 10.22      $  9.66
                                                   =======      =======      =======      =======      =======
    Total return                                      9.35%        6.99%        5.16%       12.32%       (1.78%)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)           $78,200      $48,421      $47,690      $55,898      $46,734
   Ratio of expenses to average net assets            0.60%@       0.61%@       0.61%@       0.60%        0.60%
   Ratio of net income to average net assets          5.54%        5.81%        5.68%        6.00%        5.43%
   Decrease reflected in above operating ratios
    due to waivers/reimbursements                     0.34%        0.33%        0.46%        0.49%        0.42%
Portfolio turnover rate                             133.98%      104.34%      163.59%      105.79%      115.37%

--------------------------------------------------------------------------------

@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Common Shares' expense ratio by .00%, .01% and .01% for the years ended October 31, 1998, 1997 and 1996, respectively. The Common Shares' operating expense ratio after reflecting these arrangements was .60% for each of the years ended October 31, 1998, 1997 and 1996, espectively.

WARBURG PINCUS FIXED INCOME FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

11. OTHER FINANCIAL HIGHLIGHTS -- (CONT'D)

                                                                     NEW YORK INTERMEDIATE
                                                                         MUNICIPAL FUND
                                                  ------------------------------------------------------------
                                                                         COMMON SHARES
                                                  ------------------------------------------------------------
                                                    1998         1997         1996         1995         1994
PERIOD ENDED:                                       ----         ----         ----         ----         ----
PER-SHARE DATA
   Net asset value, beginning of period           $  10.35      $ 10.34      $ 10.42      $ 10.07      $ 10.65
                                                  --------      -------      -------      -------      -------
INVESTMENT ACTIVITIES:
   Net investment income                              0.44         0.45         0.45         0.47         0.46
   Net gains or losses on investments
    (both realized and unrealized)                    0.19         0.13         0.04         0.36        (0.45)
                                                  --------      -------      -------      -------      -------
    Total from investment activities                  0.63         0.58         0.49         0.83         0.01
                                                  --------      -------      -------      -------      -------
DISTRIBUTIONS:
   From net investment income                        (0.44)       (0.45)       (0.45)       (0.47)       (0.46)
   From realized capital gains                        0.00        (0.12)       (0.12)       (0.01)       (0.13)
                                                  --------      -------      -------      -------      -------
    Total distributions                              (0.44)       (0.57)       (0.57)       (0.48)       (0.59)
                                                  --------      -------      -------      -------      -------
NET ASSET VALUE, END OF PERIOD                    $  10.54      $ 10.35      $ 10.34      $ 10.42      $ 10.07
                                                  ========      =======      =======      =======      =======
Total return                                          6.24%        5.83%        4.87%        8.31%        0.04%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)          $106,922      $88,944      $77,559      $73,361      $75,716
   Ratio of expenses to average net assets            0.60%@       0.60%@       0.61%@       0.60%        0.60%
   Ratio of net income to average net assets          4.24%        4.40%        4.41%        4.50%        4.41%
   Decrease reflected in above operating ratios
    due to waivers/reimbursements                     0.07%        0.08%        0.17%        0.26%        0.20%
Portfolio turnover rate                              37.25%       69.84%       69.23%      105.17%      167.09%

--------------------------------------------------------------------------------
@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Common Shares' expense ratio by .00%, .00% and .01% for the years ended October 31, 1998, 1997 and 1996, respectively. The Common Shares' operating expense ratio after reflecting these arrangements was .60% for each of the years ended October 31, 1998, 1997 and 1996, respectively.

WARBURG PINCUS FIXED INCOME FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

11. OTHER FINANCIAL HIGHLIGHTS -- (CONT'D)

                                                                     FIXED INCOME FUND
                                              ----------------------------------------------------------------
                                                                       COMMON SHARES
                                              ----------------------------------------------------------------
                                                1998          1997          1996          1995          1994
PERIOD ENDED:                                 --------      --------      --------      --------      --------
PER-SHARE DATA
   Net asset value, beginning of period       $  10.43      $  10.10      $  10.07      $   9.61      $  10.42
                                              --------      --------      --------      --------      --------
INVESTMENT ACTIVITIES:
   Net investment income                          0.59          0.62          0.63          0.70          0.63
   Net gains or losses on investments and
    foreign currency related items (both
    realized and unrealized)                      0.07          0.33          0.03          0.46         (0.70)
                                              --------      --------      --------      --------      --------
    Total from investment activities              0.66          0.95          0.66          1.16         (0.07)
                                              --------      --------      --------      --------      --------
DISTRIBUTIONS:
   From net investment income                    (0.59)        (0.62)        (0.63)        (0.70)        (0.65)
   From realized capital gains                   (0.09)         0.00          0.00          0.00         (0.09)
                                              --------      --------      --------      --------      --------
    Total distributions                          (0.68)        (0.62)        (0.63)        (0.70)        (0.74)
                                              --------      --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD                $  10.41      $  10.43      $  10.10      $  10.07      $   9.61
                                              ========      ========      ========      ========      ========
    Total return                                  6.48%         9.78%         6.80%        12.59%        (0.60%)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)      $423,536      $265,453      $151,184      $116,983      $102,246
   Ratio of expenses to average net assets        0.75%@        0.75%@        0.76%@        0.75%         0.75%
   Ratio of net income to average net assets      5.64%         6.05%         6.30%         7.25%         6.53%
   Decrease reflected in above operating
    ratios due to waivers/reimbursements          0.04%         0.08%         0.15%         0.18%         0.18%
Portfolio turnover rate                         124.04%       129.06%       194.23%       182.93%       179.44%

--------------------------------------------------------------------------------
@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Common Shares' expense ratio by .00%, .00% and .01% for the years ended October 31, 1998, 1997 and 1996, respectively. The Common Shares' operating expense ratio after reflecting these arrangements was .75% for each of the years ended October 31, 1998, 1997 and 1996, respectively.

WARBURG PINCUS FIXED INCOME FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

11. OTHER FINANCIAL HIGHLIGHTS -- (CONT'D)

                                                                      GLOBAL FIXED INCOME FUND
                                                  ----------------------------------------------------------------
                                                                           COMMON SHARES
                                                  ----------------------------------------------------------------
                                                    1998          1997          1996          1995          1994
PERIOD ENDED:                                       ----          ----          ----          ----          ----
PER-SHARE DATA
   Net asset value, beginning of period           $  10.91      $  11.17      $  11.04      $  10.45      $  11.38
                                                  --------      --------      --------      --------      --------
INVESTMENT ACTIVITIES:
   Net investment income                              0.58          0.54          0.62          0.99          0.34
   Net gains or losses on investments and
    foreign currency related items (both
    realized and unrealized)                         (0.16)         0.08          0.57          0.09         (0.64)
                                                  --------      --------      --------      --------      --------
    Total from investment activities                  0.42          0.62          1.19          1.08         (0.30)
                                                  --------      --------      --------      --------      --------
DISTRIBUTIONS:
   From net investment income                        (0.71)        (0.34)        (1.06)        (0.49)        (0.45)
   From realized capital gains                        0.00         (0.54)         0.00          0.00         (0.14)
   Return of Capital                                  0.00          0.00          0.00          0.00         (0.04)
                                                  --------      --------      --------      --------      --------
    Total distributions                              (0.71)        (0.88)        (1.06)        (0.49)        (0.63)
                                                  --------      --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD                    $  10.62      $  10.91      $  11.17      $  11.04      $  10.45
                                                  ========      ========      ========      ========      ========
    Total return                                      4.10%         5.76%        11.35%        10.65%        (2.79%)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)          $154,131      $194,731      $131,072      $ 63,641      $ 90,394
   Ratio of expenses to average net assets            0.95%@        0.96%@        0.95%@        0.95%         0.95%
   Ratio of net income to average net assets          5.21%         5.40%         6.78%         8.18%         6.96%
   Decrease reflected in above operating ratios
    due to waivers/reimbursements                     0.46%         0.39%         0.56%         0.63%         0.65%
Portfolio turnover rate                             233.73%       202.92%       123.90%       128.70%       178.11%

--------------------------------------------------------------------------------
@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Common Shares' expense ratio by .00% and .01% and .00% for the years ended October 31, 1998, 1997 and 1996, respectively. The Common Shares operating expense ratio after reflecting these arrangements was .95% for each of the years ended October 31, 1998, 1997 and 1996, respectively.

WARBURG PINCUS FIXED INCOME FUNDS
SHAREHOLDER TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

  Each Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of each Fund's fiscal year end as to the U.S. federal tax status of distributions received by the Fund's shareholders in respect of such fiscal year. During the fiscal year ended October 31, 1998, the following dividends and distributions per share were paid by each of the Funds:

                                                ORDINARY       MID-TERM        LONG-TERM     % OF ORDINARY INCOME DIVIDEND
                                                 INCOME      CAPITAL GAINS   CAPITAL GAINS          QUALIFYING FOR
FUND                                            PER SHARE      PER SHARE       PER SHARE     DIVIDENDS RECEIVED DEDUCTION*
----                                           -----------   -------------   -------------   -----------------------------
                                                                                                         1997
                                                                                                         ----
PAYMENT DATES                                   MONTH END      12/31/97        12/31/97
-------------                                  -----------     --------        --------
Intermediate Maturity Government                                                                         0.00
 Common Shares                                    $0.0962       $0.0000         $0.0000
 Advisor Shares                                    0.0928        0.0000          0.0000
New York Intermediate Municipal**                                                                        0.00
 Common Shares                                     0.0738        0.0000          0.0000
 Advisor Shares                                    0.0694        0.0000          0.0000
Fixed Income                                                                                             5.83
 Common Shares                                     0.1905        0.0022          0.0000
 Advisor Shares                                    0.1860        0.0022          0.0000

PAYMENT DATE                                     12/19/97      12/19/97        12/19/97
------------                                  -----------     --------        --------
Global Fixed Income                                                                                      0.00
 Common Shares                                     0.3866        0.0000          0.0000
 Advisor Shares                                    0.3647        0.0000          0.0000

  The above information was provided to calendar year taxpayers via Form 1099-DIV mailed in January of 1998.

                                                                         ORDINARY               % OF ORDINARY INCOME DIVIDEND
                                                                          INCOME                       QUALIFYING FOR
FUND                                                                     PER SHARE              DIVIDENDS RECEIVED DEDUCTION*
----                                                                     ---------              -----------------------------
                                                                                                            1998
                                                                                                            ----
PAYMENT DATES                                                           MONTH END
-------------                                                           ---------
Intermediate Maturity Government                                                                            0.00
 Common Shares                                                           $0.4413
 Advisor Shares                                                           0.4584
New York Intermediate Municipal**                                                                           0.00
 Common Shares                                                            0.3680
 Advisor Shares                                                           0.3218
Fixed Income                                                                                                5.27
 Common Shares                                                            0.4806
 Advisor Shares                                                           0.4584

PAYMENT DATES                                                  03/31/98, 06/30/98, 09/30/98
-------------                                                  ----------------------------
Global Fixed Income                                                                                         0.00
 Common Shares                                                            0.3200
 Advisor Shares                                                           0.3200

  Because the fiscal year of the Funds is not a calendar year, another notification will be sent with respect to calendar year 1998. The second notification, which will reflect the amount to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 1999.
--------------------------------------------------------------------------------

 * Available to Corporate Shareholders only.

** 100% of the dividends paid by this Fund were exempt-interest dividends for the purposes of federal income tax.

WARBURG PINCUS FIXED INCOME FUNDS
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of WARBURG, PINCUS INTERMEDIATE MATURITY GOVERNMENT FUND, INC.;
WARBURG, PINCUS NEW YORK INTERMEDIATE MUNICIPAL FUND, INC.;
WARBURG, PINCUS FIXED INCOME FUND, INC. AND
WARBURG, PINCUS GLOBAL FIXED INCOME FUND, INC.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments of Warburg, Pincus Global Fixed Income Fund, Inc. and the statements of net assets of Warburg, Pincus Intermediate Maturity Government Fund, Inc., Warburg, Pincus New York Intermediate Municipal Fund, Inc. and Warburg, Pincus Fixed Income Fund, Inc. (all Funds collectively referred to as the "Funds"), as of October 31, 1998 and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each fund at October 31, 1998, the results of their operations for the year then ended, changes in their net assets for each of the two years presented and their financial highlights for each of the years (or periods) presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management, our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation, of securities owned at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

2400 Eleven Penn Center
Philadelphia, Pennsylvania
December 11, 1998

                                 WARBURG PINCUS

                                 ADVISOR FUNDS


                                  COUNSELLORS

                                SECURITIES INC.,

                                  DISTRIBUTOR

                                  800-369-2728



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